UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08549

Oak Associates Funds

(Exact name of registrant as specified in charter)

3875 Embassy Parkway, Suite 250

Akron, Ohio 44333

(Address of principal executive offices) (Zip code)

Charles A. Kiraly

3875 Embassy Parkway, Suite 250

Akron, Ohio 44333

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-462-5386

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

OAK
ASSOCIATES FUNDS

ANNUAL REPORT

October 31, 2021

White Oak Select Growth Fund	WOGSX
Pin Oak Equity Fund	POGSX
Rock Oak Core Growth Fund	RCKSX
River Oak Discovery Fund	RIVSX
Red Oak Technology Select Fund	ROGSX
Black Oak Emerging Technology Fund	BOGSX
Live Oak Health Sciences Fund	LOGSX

OAK ASSOCIATES FUNDS

Grow Stronger Together.

Oak Investment Philosophy

Oak Associates, ltd., advisor to the Oak Associates Funds, has been managing concentrated, low-turnover portfolios for over 30 years.

We appreciate the many long-term shareholders who invest alongside us in the Oak Associates Funds. Oak Associates employees, as well as their friends and families, maintain significant investments in the Funds. As fellow shareholders, we have a vested interest in ensuring that the highest standards are maintained and that the portfolios are positioned for future growth. Here is our approach to investing.

Long-term focus
To us, the appeal of an investment is driven by the long-term fundamentals of the company and its opportunity set, rather than short-term trading factors. We believe that this long-term mindset is increasingly valuable in today’s short-term oriented market.

Concentrated portfolios
We construct our portfolios with our best ideas, which means that our favorite stock ideas aren’t diluted by investments in less-favored positions. Academic studies have shown that managers gave up performance because they failed to concentrate in their best ideas. Concentration takes discipline, conviction and experience. We continue to adhere to a strategy of concentrated portfolios.

Low turnover
When we invest in a company, we do so with the intention of holding that stock for several years, not a few quarters. Low turnover can have the effect of minimizing trading costs as well as tempering the natural human instinct to act upon every data point.

Independent thinking
Being a good investor often requires not doing what the rest of the market is doing. While it’s difficult to go against the crowd – because as humans we are physiologically wired to herd – we believe that long-term outperformance requires it. One benefit of being located in Akron, Ohio (aside from being a great place to live), is that we are removed from the financial centers in other areas of the country, minimizing our chances of being swept up by the herd mentality. We value independent thinking and believe it is beneficial to our investment perspective.

The value of a Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Due to a limited number of underlying investments, funds that invest a signification portion of their assets in particular industry sectors or concentrated funds that focus on a particular industry or group of industries are more susceptible to the price movements of any one holding or industry and thus are generally more volatile than a portfolio invested in a wider variety of industries or industry sectors.

TABLE of CONTENTS

Shareholder Letter	1
Performance Update	4
White Oak Select Growth Fund	5
Pin Oak Equity Fund	6
Rock Oak Core Growth Fund	7
River Oak Discovery Fund	9
Red Oak Technology Select Fund	11
Black Oak Emerging Technology Fund	13
Live Oak Health Sciences Fund	15
Important Disclosures	17
Disclosure of Fund Expenses	20
Financial Statements
Schedules of Investments	22
Statements of Assets & Liabilities	41
Statements of Operations	43
Statements of Changes in Net Assets	45
Financial Highlights	51
Notes to Financial Statements	55
Additional Information	68
Board Considerations in Approving the Renewal of the Advisory Agreement	73

Shareholder Letter

November 23, 2021

Dear Fellow Shareholders,

The US stock market’s performance during the Coronavirus pandemic can be broken down into two distinct phases. The first phase, lasting 6 months from March to October 2020, is characterized by the initial correction, the restrictions to “flatten the curve”, and the economic uncertainty that followed. The second phase, which includes much of the past fiscal year, commenced once trials for a Covid vaccine indicated a safe and effective inoculation was forthcoming. As a result, over the past fiscal year, the S&P 500 Index rose 42.9% as consumers yearned for a return to normalcy.

The pandemic caused one of the sharpest and shortest recessions in US history. Lasting only two months during the second quarter of 2020, the flash recession ultimately fostered broad stimulus to sustain the economy amid uncertainty. Once again, the Federal Reserve revved up quantitative easing through asset purchases. Congress passed several fiscal programs to support businesses, forestall unemployment, and provide direct payment to consumers. In all, the varied actions worked. The recession was brief and the backbone of the US economy, its consumers, endured.

By the end of third quarter of 2020, better Covid treatments, such as monoclonal antibodies, and the likelihood of an effective vaccine laid the foundation for an economic return to normalcy. The stock market responded accordingly and a broad-based rally lifted all sectors of the market, with the more cyclical, higher-beta, and undervalued investments benefiting disproportionately as investors reembraced risk assets. Within the Oak Associates Fund family, this performance dynamic was also apparent, with the more high-risk small-cap River Oak Discovery Fund and the Black Oak Emerging Technology Fund posting the highest returns.

Now a year into phase two of the pandemic, the byproducts of loose monetary and fiscal policies are now apparent. Extensive forgivable lending through the Paycheck Protection Program for businesses and direct payments to individuals flooded the system with helicopter money. The combination of flush consumers and disrupted supply chains has resulted in widespread inflationary pressures. It is a textbook example of too much money chasing too few goods. In October 2021, the year-over-year change in the popular measure of inflation, the Consumer Price Index, jumped 6.2%, the largest spike in 30 years. Prices for groceries, gasoline, rent, etc. are all up. Whether the resulting inflation is temporary or persistent is still undetermined, but most likely depends on the end products input costs. While more commodity-driven inflation could adjust quickly once production and raw materials inventories recover, the impacts of wage inflation may persist.

Exacerbating the underlying inflation pressures is a tight labor market. Although the unemployment rate has fallen sharply from its pandemic peak to 4.6% during the third quarter of 2021, this statistic downplays the reduction in the overall workforce from individuals that left the labor market for one reason or another. Whether tempted by early retirement, to gig work opportunities, or into starting a home-based business, the labor pool contracted during the pandemic. The result is a historically wide disparity between the number of available workers and job openings, highlighting the competitive and challenging labor market.

Businesses that furloughed workers early on in the flash recession have had a hard time attracting them back and many employees transitioned to higher paying jobs elsewhere or work-from-home opportunities. With the free movement of workers affected by the pandemic, replacing employees at the lower end of the wage spectrum is particularly difficult, as evident by the shortage of hourly staff at restaurants and retail establishments.

1	Annual Report | October 31, 2021

Shareholder Letter

In the meantime, businesses will adapt with technology, automation, productivity, and absorb higher wage expenses. Expect to see more self-checkout lanes at stores and restaurants as well as a proliferation of check-in kiosks.

On a positive labor note, a spike in new business formation occurred during the pandemic due to the massive furloughing of workers and flexibility that the remote work environment allowed. This bodes well for innovation, entrepreneurship and future job growth, but these will take time to develop. Meanwhile, some of the adaptations business made during the pandemic which enhanced productivity will remain, such as flexible remote work, virtual meetings, less time-consuming travel, and reduced office space. The shift to working from home forced a real-time experiment onto corporate America, which will now permanently implement what worked and avoid what did not.

The Federal Reserve (the “Fed”) will be the largest wildcard next year as it contemplates actions to address inflation, cool the economy, or to rescind the massive injection of monetary liquidity. A reduction in the Fed’s bond buying could hamper asset prices as the proverbial floor is removed. Previous attempts to end quantitative easing have been somewhat futile and eventually revoked. When the Fed stopped expanding its balance sheet between 2015 and 2017, the market initially reacted negatively and treaded water, but the S&P 500 Index still managed to rise 38% during the 3 years. So, while it is unnerving to have the support removed, stocks can still advance as policy is unwound.

For equities into 2022, the level of interest rates and growth trends should remain supportive. Stocks tend to enjoy a low interest rate, slow growth environment. Even if interest rates rise from suppressed levels next year in an effort to tackle inflation, which they may not, the absolute level of rates is still very low historically. Current supply chain disruptions and labor shortages are natural breaks on the economy that might keep the Fed sidelined. It is also likely these constraints could improve, rather than get worse, as a new post-pandemic equilibrium is reached. This too would benefit both stocks and consumers. Finally, history has shown that it takes several quarters before tightening cycles slow growth and hamper profits. Certainly, rate hikes bear watching, but they are more likely a 2023 risk for equities.

In light of the recovery in fiscal year 2021 and change in risk profile as we move into 2022, we continue to favor companies with the ability to grow earnings and market share regardless of the economy’s growth rate. At this stage of the market cycle, high-quality (and highly profitable) companies are always preferable to low quality and distressed assets, even though the latter can offer phenomenal returns periodically. But while the cyclical recovery lifted all boats early in Phase Two, now that the rising tide has crested, we believe financial strength, a respect for shareholder capital, earnings growth and valuation will determine long-term investing outcomes. Companies that can grow through innovation and productivity, independent of the rate of GDP, remain our preferred investments.

On behalf of everyone at the Oak Associates Fund Family, a wholehearted thank you for being a shareholder.

With regards,

Robert Stimpson, CFA
Co-Chief Investment Officer & Portfolio Manager
Oak Associates Funds

1-888-462-5386 | www.oakfunds.com	2

White Oak Select Growth Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

White Oak Select Growth Fund (“the Fund”) gained 38.74% for the fiscal year ended October 31, 2021, while the S&P 500 Index rose 42.91% and the Morningstar Large Blend Category increased 41.27%. Over the last ten years, the Fund has risen an average of 15.19% per year.

The US stock market rallied strongly during the fiscal year as investors began pricing in a return to normalcy heralded by a safe and effective vaccine. With a key solution to overcoming the pandemic in sight, it meant the end of the harshest economic restrictions, lockdowns, reduced capacity and suppressed consumer behavior. Strong government action, in the form of direct payments to consumers and in forgivable loans to businesses via the Paycheck Protection Program, provided strong support during the pandemic to counter the unemployment and economic uncertainty risks.

Overall, these initiatives thwarted economic Armageddon and kept the recession extremely short. Since consumers actually weathered the uncertainty well, excess stimulus found its way into asset prices, boosting not only stocks, but other assets such as real estate. This has produced inflation as the economic reopening met disrupted supply chains and low inventory levels throughout the economy. Whether the inflation will be transitory or permanent, likely depends on the industry, with more commodity-driven sectors normalizing faster and labor-intensive industries needed to absorb higher wage expense going forward.

Within the Fund, Charles Schwab was the best performing holding, rising 102% during the fiscal year. The brokerage firm benefited not only from the strong stock market, which rallied upon the reopening, but also the tendency of excess stimulus to flow into equities. The turn in US equities in the fourth quarter of 2020 occurred in response to the nationwide availability of the Covid vaccine.

The largest contributor to returns during the fiscal year, due to its overweight allocation was online advertising giant Alphabet, better known as Google. As the pandemic forced businesses to adapt to online shopping trends and lure consumers to their digital storefronts, Google remains a core property to attract clients. Its shares rose 83% for the fiscal year ended October 31, 2021.

Viatris Inc, was the Fund’s worst performing holding. The pharmaceutical company fell 24% despite sales beating Wall Street estimates consistently this year. The company was formed in 2020 through a merger of a Pfizer spinout and a division of drug maker Mylan. The new entity focuses on selling generics, off-patent drugs and biosimilars in international markets. We continue to like Viatris’s diversified product portfolio and exposure to biosimilars.

Looking to 2022, while the economic recovery continues, US equities have anticipated much of the improvement. Rising inflation and supply chain issues will constrain the recovery but are also likely to improve going forward. And while these inefficiencies could stall the recovery, they also keep the Federal Reserve reluctant to withdraw its accommodative stance prematurely. Certainly, as vaccine availability improves worldwide, the global economic recovery should accelerate. Given these headwinds, we believe that high-quality growth stocks are an attractive market segment to weather both the inflation threat and uncertainty.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

3	Annual Report | October 31, 2021

White Oak Select Growth Fund	Performance Update
All data below as of October 31, 2021 (Unaudited)

Fund Data
Ticker	WOGSX
Share Price	$145.00
Total Net Assets	$459.5M
Portfolio Turnover	5%

Sector Allocation^
Technology	24.9%
Communications	19.4%
Financials	18.4%
Health Care	16.7%
Consumer Discretionary	17.3%
Real Estate	2.5%
Cash & Other Assets	0.8%
Top 10 Holdings^
1	Alphabet, Inc.	14.9%
2	Amazon.com, Inc.	11.5%
3	Charles Schwab Corp. (The)	7.8%
4	KLA Corp.	6.2%
5	Cisco Systems, Inc.	6.0%
6	Lowe’s Cos., Inc.	5.8%
7	JPMorgan Chase & Co.	5.8%
8	Facebook, Inc. - Class A	4.5%
9	Chubb Ltd.	3.9%
10	Amgen, Inc.	3.7%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
White Oak Select Growth Fund	38.74%	19.66%	18.26%	15.19%
S&P 500® Total Return Index[1]	42.91%	21.48%	18.93%	16.21%
Morningstar Large Blend Category[2]	41.27%	19.58%	17.14%	14.63%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2021): 0.93%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2021): 0.89%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data.

[2]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 17 and 18 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	4

White Oak Select Growth Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

Pin Oak Equity Fund (the “Fund”) climbed 42.09% for the fiscal year ended October 31, 2021, while the broad Morningstar U.S. Market Total Return Index rose 43.36% and the Morningstar Large Blend Category gained 41.27%. Over the last ten years, the Fund has added an average of 15.28% per year.

The monetary and fiscal stimulus employed early in the pandemic and later combined with the vaccine development have successfully gotten the economy across the Covid-chasm, however, volatility remains. Consumer demand returned at a much faster pace than new supply laying the groundwork for the very definition of inflation – too much money chasing too few goods. While inflation has risen, we remain steadfast in our belief that it will remain situational and recede as the economy resolves these imbalances. Further, shipping ports, transportation companies and large retailers continue to announce the addition of workers and shifts in order to alleviate these bottlenecks.

As the vaccine has become available and confidence has risen, investors have been more willing to move out on the risk spectrum beyond the safety of large capitalization stocks alone. The Fund has benefitted as a result given its inclusion of small-capitalization and mid-capitalization holdings within the portfolio. Further, a return to economic normalcy should benefit more cyclical areas of the market and the Fund as it remains well-diversified across industries and styles.

The Fund’s best performing holding was Charles Schwab during the fiscal year. Charles Schwab is seeing growth in accounts and assets due to the rise in markets as well as the shift higher in interest rates. Semiconductor capital equipment maker, KLA Corporation, was also a key contributor in the quarter that continues to benefit from the proliferation of semiconductors into all manner of new products and end markets.

The Fund’s relative underperformers included plays on the housing markets, M/I Homes and Taylor Morrison Home Corp. After substantial gains off early pandemic lows, the home building industry paused over the course of the year as strong demand put upward pressure on prices. The long-term outlook this space remains strong as new home supply remains far behind demand from new buyers.

Despite our expectations for continued volatility, the current macroeconomic backdrop remains supportive of equities overall. Consumer demand is strong and individual balance sheets are healthy as employees leverage the need for their services. Interest rates are low and the Federal Reserve has made clear its intention to sustain an accommodative posture despite increased inflation.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

5	Annual Report | October 31, 2021

Pin Oak Equity Fund	Performance Update
All data below as of October 31, 2021 (Unaudited)

Fund Data
Ticker	POGSX
Share Price	$96.35
Total Net Assets	$201.4M
Portfolio Turnover	6%

Sector Allocation^
Consumer Discretionary	27.8%
Health Care	21.6%
Communications	18.8%
Technology	16.8%
Financials	14.4%
Cash & Other Assets	0.6%
Top 10 Holdings^
1	Alphabet, Inc.	15.0%
2	Amazon.com, Inc.	8.6%
3	Charles Schwab Corp. (The)	8.4%
4	eBay, Inc.	6.1%
5	Gentex Corp.	5.1%
6	KLA Corp.	4.6%
7	Intuitive Surgical, Inc.	4.3%
8	Illumina, Inc.	4.0%
9	Facebook, Inc. - Class A	3.8%
10	McKesson Corp.	3.8%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
Pin Oak Equity Fund	42.09%	17.35%	15.80%	15.28%
Morningstar US Market Index[1]	43.36%	21.74%	18.99%	16.14%
Morningstar Large Blend Category[1]	41.27%	19.58%	17.14%	14.63%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2021): 0.95%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2021): 0.91%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 17 and 18 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	6

Rock Oak Core Growth Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

Rock Oak Core Growth Fund (“the Fund”) gained 29.72% for the fiscal year ended October 31, 2021, while the Morningstar U.S. Mid-Cap Total Return Index rose 45.36%, and the Morningstar Mid Blend Category climbed 44.79%. Over the last ten years, the Fund has gained an average of 11.11% per year.

The US equity market rallied strongly in the fiscal year 2021 as the economy continued to normalize following the nationwide availability of several Covid vaccines. While the Pandemic is still an ongoing issue, vaccines essentially ensured the harshest restrictions would be lifted and businesses could likely resume normal operations. Extended unemployment benefits, the Paycheck Protection Plan, and rising stock and real estate prices, all helped maintain consumer confidence and to avoid economic depression. The byproduct, however, has been the return of inflation to the US economy as flush consumers collided with supply chain problems. Whether this inflation is temporary or persistent most likely depends on the end market and root cause, which does vary across the economy.

The Fund’s best performing stock in the fiscal year was NetApp. The network storage company benefited from a low valuation prior to the Covid rollout and rallied on the prospects of corporate IT spending recovering as the economy normalizes. This combination of low valuation and increased capital investment, sent the shares up 108% for the fiscal year.

The largest contributor to returns was Colfax Corp. The industrial company is focused on two core businesses; fabrication technology and medical devices. Its share rose 90% during the fiscal year.

The Fund’s worse performers were two US-listed Chinese companies. TAL Education Group was a successful long-term holding for the fund prior to the pandemic. During the fiscal year, speculation grew that the Chinese government would limit profitability of certain growth sectors, including private education companies. This significantly hurt TAL’s shares. Streaming company IQIYI also fell as China expressed policy initiatives to limit hours citizens spent on video games and internet-based media. Both companies were sold as it appears the ruling party has sought to exert incremental control over areas of the domestic economy during the Coronavirus pandemic.

Going forward, the Fund remains focused on companies with solid fundamentals that trade at reasonable valuations and which demonstrate a commitment to shareholder value creation. The Fund has expanded its exposure into mid-capitalization stocks, recognizing that this segment, relative to other market capitalization ranges, offer a solid combination of growth and opportunity.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

7	Annual Report | October 31, 2021

Rock Oak Core Growth Fund	Performance Update
All data below as of October 31, 2021 (Unaudited)

Fund Data
Ticker	RCKSX
Share Price	$18.68
Total Net Assets	$12.6M
Portfolio Turnover	14%

Sector Allocation^
Technology	25.0%
Health Care	22.7%
Consumer Discretionary	18.4%
Industrials	14.1%
Financials	7.9%
Materials	4.4%
Energy	3.2%
Real Estate	2.9%
Cash & Other Assets	1.4%
Top 10 Holdings^
1	Hartford Financial Services Group, Inc. (The)	5.5%
2	Ubiquiti Networks, Inc.	5.2%
3	F5 Networks, Inc.	4.7%
4	Colfax Corp.	4.4%
5	Gentex Corp.	4.4%
6	Carlisle Cos., Inc.	4.4%
7	Pool Corp.	4.2%
8	NetApp, Inc.	4.1%
9	Seagate Technology PLC	4.1%
10	Cognizant Technology Solutions Corp. - Class A	3.9%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
Rock Oak Core Growth Fund	29.72%	9.92%	13.60%	11.11%
Morningstar US Mid-Cap Index[1]	45.36%	20.77%	17.30%	15.34%
Morningstar Mid Blend Category[1]	44.79%	16.37%	13.98%	12.81%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2021): 1.57%/1.25%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2021): 1.40%/1.25%

The Adviser has contractually agreed for a period of one year from February 28, 2021 to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.25% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 17 and 18 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	8

River Oak Discovery Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

River Oak Discovery Fund (“the Fund”) gained 60.96% for the fiscal year ended October 31, 2021, while the Morningstar U.S. Small-Cap Total Return Index rose 47.51% and the Morningstar Small Blend Category increased 54.25%. Over the last ten years, the Fund has returned an average of 12.91% per year.

During the first half of the Coronavirus pandemic, investors maintained a strong preference for large-cap stocks and stable businesses. Once it appeared the Covid vaccine would become nationally available, a renewed appetite for investment risks developed and more cyclical and small-cap stocks outperformed their large-cap brethren. Despite the cloud of uncertainty caused by the Coronavirus pandemic, Oak Associate’s small-cap strategy, significantly outperformed its peer group due to its focus on companies with a strong niche.

The loose monetary and fiscal conditions enacted during the initial phase of the pandemic succeeded in supporting businesses, preventing unemployment and greasing markets. Yet, their lingering affects have also produced inflation, whereby disrupted supply chains and a tight labor market have been unable to rebound as quickly as consumers’ spending. These issues will resolve, but may hamper the outlook into next year as businesses are unable to meet demand trends.

The Fund’s strongest performer this fiscal year was Ambarella. The company, which focuses on semiconductor chips for visual processing, rose 246%. As growth in autonomous applications proliferates, Ambarella is well positioned. The Fund’s second largest contributor to return was Kulicke and Soffa Industries, a maker of semiconductor equipment. It gained 120% during the fiscal year.

The Fund’s laggards included Cognyte Software, a security software provider. Cognyte was spun-out of Fund holding, Verint Systems, and the new entity missed earnings estimates, falling 35% during the fiscal year, as Wall Street adapted to the new corporate structure.

Looking to 2022, a return to economic normalcy will improve earnings power, but the additional risk of inflation and the Fed’s actions may add volatility. Although a strong economic rebound and supply chain problems are the ultimate cause of the inflation and labor shortages, the investment environment remains favorable overall.

The Fund remains committed to seeking out niche companies with a strong commitment to shareholder value creation. It also intends to remain squarely focused on small-cap stocks as key growth sectors for the equity market.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

9	Annual Report | October 31, 2021

River Oak Discovery Fund	Performance Update
All data below as of October 31, 2021 (Unaudited)

Fund Data
Ticker	RIVSX
Share Price	$21.29
Total Net Assets	$23.7M
Portfolio Turnover	29%

Sector Allocation^
Technology	38.5%
Financials	18.6%
Consumer Discretionary	15.5%
Industrials	15.2%
Communications	3.4%
Consumer Staples	2.6%
Cash & Other Assets	6.2%
Top 10 Holdings^
1	AllianceBernstein Holding LP	5.1%
2	Kulicke & Soffa Industries, Inc.	4.7%
3	Silicon Motion Technology Corp. - ADR	4.1%
4	Hollysys Automation Technologies Ltd.	4.1%
5	Cirrus Logic, Inc.	3.9%
6	Taylor Morrison Home Corp.	3.5%
7	Kadant, Inc.	3.5%
8	M/I Homes, Inc.	3.5%
9	Artisan Partners Asset Management, Inc. - Class A	3.4%
10	Perficient, Inc.	3.2%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
River Oak Discovery Fund	60.96%	22.90%	16.96%	12.91%
Morningstar US Small-Cap Index[1]	47.51%	15.56%	14.22%	13.10%
Morningstar Small Blend Category[1]	54.25%	14.99%	13.77%	12.64%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2021): 1.45%/1.25%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2021): 1.23%/1.22%

The Adviser has contractually agreed until at least February 28, 2022, to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.25% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 17 and 18 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	10

Red Oak Technology Select Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

Red Oak Technology Select Fund (the “Fund”) rose 36.78% for the fiscal year ended October 31, 2021, while the S&P 500 Equal Weight Information Technology Index gained 48.76% and the Morningstar Technology Sector Category grew by 44.46%. Over the last ten years, the Fund has increased by an average of 19.64% per year.

Hard-earned experience has taught us as long-term investors to stay the course when the unexpected strikes despite the lure of the “This Time is Different” crowd. This was once again the case as U.S. equity markets rebounded swiftly after the initial shock of the pandemic. Substantial monetary and fiscal stimulus alleviated early fears pushing markets to new highs much sooner than most investors anticipated – ourselves included. However, the same cannot be said for the economy as the rapid recovery in consumer demand quickly depleted existing inventories creating dislocations in the supply chain as manufacturers struggled to increase production and keep pace.

While dislocations in the overall economy no doubt remain, we continue to see signs that these bottlenecks are beginning to ease. Employees are gradually returning to offices and factories and inventories are moving higher as a result. Backlogs at ports are improving as well as those facilities move to around the clock operations to relieve stress in the system. These strains have caused a rise in inflation that bears watching, but as supply and demand move towards equilibrium we would expect price increases to recede.

The Fund’s biggest contributors were beneficiaries of employees returning to work and the resulting increase in enterprise spending by employers. Data management and storage provider, NetApp, and corporate systems software creator, Oracle, both saw substantial growth during the fiscal year as businesses began spending pent-up capital expenditure budgets. Alphabet (Google) also had a strong year as the environment forced companies to spend on digital advertising to maintain their share of the increased online shopping caused by the pandemic.

The Fund’s worst performing stock was Citrix Systems whose solutions allow applications to be delivered and supported in a cloud-based environment. The company benefits from the growing shift towards work-from-anywhere. After running early in the pandemic as employees worked from home, stocks in this category took a breather as the economy reopened and equity market strength broadened.

Going forward, the Fund will continue to pursue blue-chip, technology companies with dominant market positions and favorable shareholder return metrics that are trading at attractive valuations. Further, while disruptions will persist, we expect the amplitude of volatility will continue to diminish as we move through the coming fiscal year. Consumer demand remains robust and the Federal Reserve remains accommodative creating a favorable backdrop for equity markets.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

11	Annual Report | October 31, 2021

Red Oak Technology Select Fund	Performance Update
All data below as of October 31, 2021 (Unaudited)

Fund Data
Ticker	ROGSX
Share Price	$44.46
Total Net Assets	$687.9M
Portfolio Turnover	6%

Sector Allocation^
Technology	69.2%
Communications	16.7%
Consumer Discretionary	11.7%
Real Estate	2.3%
Cash & Other Assets	0.1%
Top 10 Holdings^
1	Alphabet, Inc.	10.0%
2	Amazon.com, Inc.	7.5%
3	Apple, Inc.	6.8%
4	Facebook, Inc. - Class A	6.7%
5	Microsoft Corp.	6.3%
6	KLA Corp.	5.7%
7	Cisco Systems, Inc.	5.0%
8	Synopsys, Inc.	4.8%
9	Oracle Corp.	4.6%
10	eBay, Inc.	4.2%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
Red Oak Technology Select Fund	36.78%	23.03%	23.04%	19.64%
S&P 500 Equal Weight Information Technology Index[1]	48.76%	27.94%	25.62%	21.09%
Morningstar Technology Sector Category[2]	44.46%	32.00%	27.01%	20.20%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2021): 0.94%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2021): 0.90%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data.

[2]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 17 and 18 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	12

Black Oak Emerging Technology Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

Black Oak Emerging Technology Fund (“the Fund”) gained 54.92% during the fiscal year ended October 31, 2021, while the S&P 500 Equal Weight Information Technology Index added 48.76% and the Morningstar Technology Sector Category increased by 44.46%. Over the last ten years, the Fund has risen an average of 17.15% per year.

The fiscal year ending October 31, 2021 is certainly one that will not soon be forgotten by history. The year began with the discovery and rollout of a vaccine which allowed the economy to reopen and employees to gradually return to offices and job sites. Markets rallied to new highs and beyond as a result. That said, challenges remain. While shutting down the economy was necessary to combat the spread of Covid-19, turning it back on has presented many unanticipated imbalances. In the year’s final months, the largest dislocation became the gap between elevated demand and diminished supply which put upward pressure on prices. More recently however, the bottlenecks causing these supply constraints have begun to ease and we expect inflation to follow suit into next year as equilibrium returns to the economy.

Technology stocks continued their leadership during the fiscal year on the back of increased online shopping and the trend of working-from-home. Further, as the vaccine has become available and confidence has risen, investors have been more willing to move out on the risk spectrum beyond the safety of large capitalization stocks alone. The Fund has benefitted as a result given its focus on more emerging companies and niches within the technology arena. With strong demand and a tight labor market, we expect this segment to continue to outgrow the overall economy as businesses turn to technology to increase output through increased productivity.

The Fund’s strongest performer during the fiscal year was Ambarella. Ambarella is a semiconductor company benefitting from increased technology within the automotive and security end markets. Internet technology (IT) services provider, Perficient, was another of the Fund’s largest contributors maintaining its impressive organic growth rate as demand surged during the Pandemic.

The Fund’s worst performing stock was US-listed Chinese company, iQIYI. iQIYI is a streaming company that underperformed as the Chinese government indicated its intent to implement new policy initiatives to limit the total hours citizens spend on video games and internet-based media. The holding was sold from the Fund as the challenges it now faces appear to be long-term in nature.

Going forward, the Fund will continue to seek opportunities within the technology sector exposed to emerging niches, with solid earnings prospects, and that are trading at favorable valuations.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

13	Annual Report | October 31, 2021

Black Oak Emerging Technology Fund	Performance Update
All data below as of October 31, 2021 (Unaudited)

Fund Data
Ticker	BOGSX
Share Price	$9.43
Total Net Assets	$69.1M
Portfolio Turnover	14%

Sector Allocation^
Technology	71.8%
Communications	5.4%
Energy	5.2%
Consumer Discretionary	6.1%
Health Care	2.8%
Industrials	7.8%
Cash & Other Assets	0.9%
Top 10 Holdings^
1	SolarEdge Technologies, Inc.	5.2%
2	Ambarella, Inc.	4.5%
3	Apple, Inc.	4.4%
4	Kulicke & Soffa Industries, Inc.	4.1%
5	KLA Corp.	4.1%
6	Cirrus Logic, Inc.	3.9%
7	Diodes, Inc.	3.6%
8	Salesforce.com, Inc.	3.2%
9	Paylocity Holdings Corp.	3.2%
10	Tesla, Inc.	3.1%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
Black Oak Emerging Technology Fund	54.92%	30.33%	23.73%	17.15%
S&P 500 Equal Weight Information Technology Index[1]	48.76%	27.94%	25.62%	21.09%
Morningstar Technology Sector Category[2]	44.46%	32.00%	27.01%	20.20%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2021): 1.12%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2021): 1.01%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data.

[2]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 17 and 18 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	14

Live Oak Health Sciences Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

Live Oak Health Sciences Fund (the “Fund”) gained 30.23% for the fiscal year ended October 31, 2021, while the S&P 500® Health Care Index rose 33.82% and the Morningstar Health Sector Category climbed 25.98%. Over the last ten years, the Fund has an average return of 12.30% per year. The difference in sector exposure between the comparative indexes explain much of the performance variance, with the Live Oak Fund outperforming the peer group, but underperforming the pharma-heavy benchmark S&P 500 Health Care Index.

The past fiscal year included a broad economic recovery initiated by the availability of an effective Covid-19 vaccine. The pandemic has had a unique impact on the health care sector over the past 18 months. Certainly, the industry endured significant stress, not only from increased patient volumes and staffing issues, but also from a sharp slowdown in non-essential services and procedures. When consumers delayed treatments or avoided healthcare services all together, some sectors with health care acted more similar to consumer cyclical stocks.

From the onset of the pandemic, the vaccine companies and biotechnology firms focused on Covid therapeutics garnered a lot of attention with mixed results. The pandemic caused a massive amount of capital investment into research, therapeutics and new vaccine development. This created a highly competitive market. As a result, in 2020, the blue-chip large-cap pharmaceutical companies crucial to vaccine development underperformed, while the more speculative and unprofitable companies focused on RNA or telehealth, skyrocketed. In general, these outcomes reversed in 2021.

The Fund’s best performing stock for the second year in a row was Charles Rivers Laboratories, which increased 96%. The contract research organization saw solid demand for outsourcing pre-clinical work within biopharma. Also among the top performers were a handful of managed care companies. This group, which was trading at low valuations entering the fiscal year, has raised premiums in response to the spike in pandemic-related treatment expenses. Going forward, it should benefit from rising premiums while also seeing lower Covid expenses.

The Fund’s largest laggard was pharma company Viatris Inc, which fell 24% during the fiscal year. The company was formed in 2020 when a spinout of Pfizer merged with a division of drug maker Mylan. The new entity focuses on selling generics, off-patent drugs and biosimilar in international markets. Despite beating Analysts’ estimates consistently this year, uncertainty remains over the combined entity. We continue to like Viatris’s diversified product portfolio and exposure to biosimilars.

Looking ahead, we expect the healthcare sector to benefit from a normalization in consumer behavior regarding healthcare services as the pandemic dissipates. The significant investments made during the pandemic could not only produce intellectual property to help fight the next pandemic, but also lead to the discovery of additional pharmaceuticals and antiviral treatments. The Fund continues to favor stable healthcare companies with healthy balance sheets, strong secular tailwinds and earnings prospects at attractive valuations.

Thank you for your investment with the Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

15	Annual Report | October 31, 2021

Live Oak Health Sciences Fund	Performance Update
All data below as of October 31, 2021 (Unaudited)

Fund Data
Ticker	LOGSX
Share Price	$22.00
Total Net Assets	$55.2M
Portfolio Turnover	17%

Sector Allocation^
Health Care	99.5%
Cash & Other Assets	0.5%
Top 10 Holdings^
1	UnitedHealth Group, Inc.	6.5%
2	McKesson Corp.	5.4%
3	Cigna Corp.	4.8%
4	United Therapeutics Corp.	4.7%
5	Charles River Laboratories International, Inc.	4.6%
6	Alcon, Inc.	4.4%
7	Anthem, Inc.	4.3%
8	Medtronic PLC	4.1%
9	Intuitive Surgical, Inc.	3.9%
10	Amgen, Inc.	3.8%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
Live Oak Health Sciences Fund	30.23%	10.30%	10.45%	12.30%
S&P 500 Health Care Index[1]	33.82%	16.96%	16.90%	17.00%
Morningstar Health Sector Category[2]	25.98%	16.75%	16.70%	16.54%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2021): 1.03%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2021): 1.00%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data.

[2]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 17 and 18 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	16

Important Disclosures
All data below as of October 31, 2021 (Unaudited)

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

Oak Associates Funds (the “Funds) are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Funds or any member of the public regarding the advisability of investing in equity securities generally or in the Funds in particular or the ability of the Funds to track the Morningstar Indices or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUNDS OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. One cannot invest directly in an index

Morningstar Health Category – Health portfolios focus on the medical and health-care industries. Most invest in a range of companies, buying everything from pharmaceutical and medical-device makers to HMOs, hospitals, and nursing homes. A few portfolios concentrate on just one industry segment, such as service providers or biotechnology firms.

Morningstar Large Blend Category – Large-blend portfolios are fairly representative of the overall U.S. stock market in size, growth rates, and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large-cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index.

Morningstar Mid Blend Category – The typical mid-cap blend portfolio invests in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. Most shy away from high-priced growth stocks, but aren’t so price-conscious that they land in value territory. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Morningstar Small Blend Category – Small-blend portfolios favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Morningstar Technology Category –Technology portfolios buy high-tech businesses in the U.S. or outside of the U.S. Most concentrate on computer, semiconductor, software, networking, and Internet stocks. A few also buy medical-device and biotechnology stocks and some concentrate on a single technology industry.

Morningstar U.S. Market Index – Measures the performance of US securities and targets 97% market capitalization coverage of the investable universe. It is a diversified broad market index. This Index does not incorporate Environmental, Social, or Governance (ESG) criteria.

17	Annual Report | October 31, 2021

Important Disclosures
All data below as of October 31, 2021 (Unaudited)

Morningstar U.S. Mid-Cap Index – Tracks the performance of U.S. mid-cap stocks that fall between 70th and 90th percentile in market capitalization of the investable universe. In aggregate the Mid-Cap Index represents 20 percent of the investable universe.

Morningstar U.S. Small-Cap Index – Measures the performance of U.S. small-cap stocks. These stocks fall between the 90th and 97th percentile in market capitalization of the investable universe. In aggregate, the Small-Cap Index represents 7 percent of the investable universe. This Index does not incorporate Environmental, Social, or Governance (ESG) criteria.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

S&P 500 Index – is a commonly-recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

S&P 500 Equal Weight Information Technology Index – The S&P 500® Equal Weight Information Technology Index is an unmanaged equal weighted version of the S&P 500® Information Technology Index that consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500® Index.

S&P 500 Health Care Index – The S&P 500® Health Care Index is a capitalization-weighted index that encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations. The second group consists of companies primarily involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

S&P 500 Total Return Index – The S&P 500® Total Return Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Investment Definitions

Smart beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization based indices. Smart beta emphasizes capturing investment factors of market inefficiencies in a rules-based and transparent way.

Correlation is a statistic that measures the degree to which two securities move in relation to each other.

The P/E is the ratio for valuing a company that measures its current share price relative to its per share earnings. The price-earnings ratio can be calculated as market value per share divided by earnings per share.

1-888-462-5386 | www.oakfunds.com	18

Important Disclosures
All data below as of October 31, 2021 (Unaudited)

Book value of an asset is the value at which the asset is carried on a balance sheet and calculated by taking the cost of an asset minus the accumulated depreciation. Book value is also the net asset value of a company, calculated as total assets minus intangible assets and liabilities.

Free cash flow yield is an overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share. The ratio is calculated by taking the free cash flow per share divided by the share price.

19	Annual Report | October 31, 2021

Disclosure of Fund Expenses
As of October 31, 2021 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 through October 31, 2021.

Actual Expenses

The first line of the table for each Fund provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

1-888-462-5386 | www.oakfunds.com	20

Disclosure of Fund Expenses
As of October 31, 2021 (Unaudited)

		Ending
	Beginning	Account
	Account Value	Value	Annualized	Expenses
	May 1,	October 31,	Expense	Paid During
	2021	2021	Ratio	Period(a)
White Oak Select Growth Fund
Actual Return	$1,000.00	$1,076.70	0.89%	$4.65
Hypothetical 5% Return	$1,000.00	$1,020.73	0.89%	$4.52
Pin Oak Equity Fund
Actual Return	$1,000.00	$1,070.20	0.91%	$4.77
Hypothetical 5% Return	$1,000.00	$1,020.60	0.91%	$4.66
Rock Oak Core Growth Fund
Actual Return	$1,000.00	$989.40	1.25%	$6.24
Hypothetical 5% Return	$1,000.00	$1,018.93	1.25%	$6.34
River Oak Discovery Fund
Actual Return	$1,000.00	$1,062.90	1.23%	$6.40
Hypothetical 5% Return	$1,000.00	$1,019.00	1.23%	$6.27
Red Oak Technology Select Fund
Actual Return	$1,000.00	$1,074.70	0.90%	$4.72
Hypothetical 5% Return	$1,000.00	$1,020.65	0.90%	$4.60
Black Oak Emerging Technology Fund
Actual Return	$1,000.00	$1,118.60	1.01%	$5.38
Hypothetical 5% Return	$1,000.00	$1,020.12	1.01%	$5.13
Live Oak Health Sciences Fund
Actual Return	$1,000.00	$1,047.60	1.00%	$5.16
Hypothetical 5% Return	$1,000.00	$1,020.17	1.00%	$5.09

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

21	Annual Report | October 31, 2021

Schedule of Investments	White Oak Select Growth Fund
As of October 31, 2021

		Fair
	Shares	Value
COMMON STOCKS — 99.26%
COMMUNICATIONS — 19.34%
Internet Media & Services — 19.34%
Alphabet, Inc. - Class A(a)	8,337	$24,685,190
Alphabet, Inc. - Class C(a)	14,695	43,576,700
Facebook, Inc. - Class A(a)	63,650	20,595,230
		88,857,120
CONSUMER DISCRETIONARY — 17.34%
E-Commerce Discretionary — 11.52%
Amazon.com, Inc.(a)	15,705	52,964,013

Retail - Discretionary — 5.82%
Lowe’s Cos., Inc.	114,390	26,746,670

FINANCIALS — 18.40%
Asset Management — 7.84%
Charles Schwab Corp. (The)	439,100	36,019,373

Banking — 5.75%
JPMorgan Chase & Co.	155,565	26,428,938

Institutional Financial Services — 0.90%
State Street Corp.	42,200	4,158,810

Insurance — 3.91%
Chubb Ltd.	91,890	17,953,468

HEALTH CARE — 16.74%
Biotech & Pharma — 8.85%
Amgen, Inc.	82,460	17,066,746
Novartis AG - ADR	134,060	11,094,806
Pfizer, Inc.	275,700	12,059,118
Viatris, Inc.	31,653	422,567
		40,643,237
Health Care Facilities & Services — 2.98%
Laboratory Corp. of America Holdings(a)	47,770	13,710,946

1-888-462-5386 | www.oakfunds.com	22

White Oak Select Growth Fund	Schedule of Investments
As of October 31, 2021

		Fair
	Shares	Value
Medical Equipment & Devices — 4.91%
Alcon, Inc.(b)	138,000	$11,503,680
Zimmer Biomet Holdings, Inc.	77,390	11,076,057
		22,579,737
REAL ESTATE — 2.52%
REIT — 2.52%
Digital Realty Trust, Inc.(b)	73,490	11,597,457

TECHNOLOGY — 24.92%
Semiconductors — 14.36%
KLA Corp.	75,835	28,268,255
NXP Semiconductors NV	54,125	10,871,547
QUALCOMM, Inc.	122,300	16,270,792
Skyworks Solutions, Inc.	63,196	10,561,947
		65,972,541
Software — 2.89%
Salesforce.com, Inc.(a)	44,375	13,298,744

Technology Hardware — 5.97%
Cisco Systems, Inc.	490,000	27,425,300

Technology Services — 1.70%
Cognizant Technology Solutions Corp. - Class A(b)	100,000	7,809,000

TOTAL COMMON STOCKS
(Cost $200,400,245)		456,165,354

23	Annual Report | October 31, 2021

Schedule of Investments	White Oak Select Growth Fund
As of October 31, 2021

		Fair
	Shares	Value
SHORT-TERM INVESTMENTS — 6.78%
COLLATERAL FOR SECURITIES LOANED — 6.78%
Mount Vernon Liquid Assets Portfolio, LLC, 0.10%(c)	31,139,913	$31,139,913

TOTAL SHORT-TERM INVESTMENTS
(Cost $31,139,913)		31,139,913

TOTAL INVESTMENTS — 106.04%
(Cost $231,540,158)		487,305,267

Liabilities in Excess of Other Assets — (6.04)%		(27,757,081)

NET ASSETS — 100.00%		$459,548,186

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $30,481,732.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	24

Pin Oak Equity Fund	Schedule of Investments
As of October 31, 2021

		Fair
	Shares	Value
COMMON STOCKS — 99.45%
COMMUNICATIONS — 18.81%
Internet Media & Services — 18.81%
Alphabet, Inc. — Class A(a)	2,085	$6,173,518
Alphabet, Inc. — Class C(a)	8,089	23,987,202
Facebook, Inc. — Class A(a)	23,900	7,733,323
		37,894,043
CONSUMER DISCRETIONARY — 27.80%
Automotive — 5.14%
Gentex Corp.	292,500	10,351,575

E-Commerce Discretionary — 14.68%
Amazon.com, Inc.(a)	5,120	17,266,842
eBay, Inc.(b)	160,500	12,313,560
		29,580,402
Home Construction — 4.77%
M/I Homes, Inc.(a)	103,901	5,949,371
Taylor Morrison Home Corp.(a)(b)	120,000	3,663,600
		9,612,971
Leisure Facilities & Services — 3.21%
DraftKings, Inc. - Class A(a)(b)	138,555	6,455,277

FINANCIALS — 14.44%
Asset Management — 8.36%
Charles Schwab Corp. (The)	205,351	16,844,943

Institutional Financial Services — 2.96%
Bank of New York Mellon Corp. (The)	100,745	5,964,104

Insurance — 3.12%
Assurant, Inc.	38,900	6,274,959

HEALTH CARE — 21.64%
Biotech & Pharma — 5.44%
Amgen, Inc.	18,500	3,828,945
Gilead Sciences, Inc.	37,085	2,406,074
GlaxoSmithKline PLC - ADR(b)	111,760	4,730,801
		10,965,820

25	Annual Report | October 31, 2021

Schedule of Investments	Pin Oak Equity Fund
As of October 31, 2021

		Fair
	Shares	Value
Health Care Facilities & Services — 4.86%
McKesson Corp.	36,500	$7,587,620
Quest Diagnostics, Inc.	15,000	2,201,700
		9,789,320
Medical Equipment & Devices — 11.34%
Illumina, Inc.(a)	19,655	8,158,004
Intuitive Surgical, Inc.(a)	24,120	8,710,456
Medtronic PLC	49,845	5,974,422
		22,842,882
TECHNOLOGY — 16.76%
Semiconductors — 4.63%
KLA Corp.	24,998	9,318,254

Technology Services — 12.13%
Amdocs Ltd.	81,587	6,350,732
Paychex, Inc.	43,649	5,381,049
PayPal Holdings, Inc.(a)	26,230	6,100,836
Visa, Inc. - Class A(b)	31,220	6,611,459
		24,444,076
TOTAL COMMON STOCKS
(Cost $99,811,553)		200,338,626

1-888-462-5386 | www.oakfunds.com	26

Pin Oak Equity Fund	Schedule of Investments
As of October 31, 2021

		Fair
	Shares	Value
SHORT-TERM INVESTMENTS — 15.58%
COLLATERAL FOR SECURITIES LOANED — 15.58%
Mount Vernon Liquid Assets Portfolio, LLC, 0.10%(c)	31,383,275	$31,383,275

TOTAL SHORT-TERM INVESTMENTS
(Cost $31,383,275)		31,383,275

TOTAL INVESTMENTS — 115.03%
(Cost $131,194,828)		231,721,901

Liabilities in Excess of Other Assets — (15.03)%		(30,278,115)

NET ASSETS — 100.00%		$201,443,786

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $31,358,203.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

27	Annual Report | October 31, 2021

Schedule of Investments	Rock Oak Core Growth Fund
As of October 31, 2021

		Fair
	Shares	Value
COMMON STOCKS — 98.50%
CONSUMER DISCRETIONARY — 18.39%
Automotive — 4.42%
Gentex Corp.	15,785	$558,631

Home Construction — 3.36%
PulteGroup, Inc.	8,820	424,066

Leisure Facilities & Services — 3.59%
DraftKings, Inc. - Class A(a)(b)	9,745	454,020

Leisure Products — 2.82%
Thor Industries, Inc.(b)	3,490	355,840

Wholesale - Discretionary — 4.20%
Pool Corp.	1,030	530,615

ENERGY — 3.15%
Renewable Energy — 3.15%
SolarEdge Technologies, Inc.(a)	1,120	397,242

FINANCIALS — 7.86%
Insurance — 7.86%
Assurant, Inc.	1,830	295,197
Hartford Financial Services Group, Inc. (The)	9,565	697,576
		992,773
HEALTH CARE — 22.72%
Biotech & Pharma — 11.43%
Exelixis, Inc.(a)	18,149	390,385
Jazz Pharmaceuticals PLC(a)	3,655	486,261
Neurocrine Biosciences Inc.(a)	3,080	324,663
Viatris, Inc.	18,120	241,902
		1,443,211
Health Care Facilities & Services — 7.81%
Cardinal Health, Inc.	5,770	275,864
Medpace Holdings, Inc.(a)	1,186	268,688
Quest Diagnostics, Inc.	3,015	442,542
		987,094

1-888-462-5386 | www.oakfunds.com	28

Rock Oak Core Growth Fund	Schedule of Investments
As of October 31, 2021

		Fair
	Shares	Value
Medical Equipment & Devices — 3.48%
Illumina, Inc.(a)	1,060	$439,963

INDUSTRIALS — 14.11%
Aerospace & Defense — 2.64%
TransDigm Group, Inc.(a)	535	333,744

Commercial Support Services — 3.33%
Republic Services, Inc.	3,130	421,298

Machinery — 8.14%
Colfax Corp.(a)	10,855	560,335
Nordson Corp.	1,839	467,492
		1,027,827
MATERIALS — 4.39%
Construction Materials — 4.39%
Carlisle Cos., Inc.	2,485	553,956

REAL ESTATE — 2.90%
REIT — 2.90%
CyrusOne, Inc.(b)	4,465	366,219

TECHNOLOGY — 24.98%
Software — 1.51%
Citrix Systems, Inc.	2,015	190,881

Technology Hardware — 18.07%
F5 Networks, Inc.(a)	2,820	595,443
NetApp, Inc.(b)	5,805	518,387
Seagate Technology PLC	5,760	513,043
Ubiquiti Networks, Inc.(b)	2,145	655,362
		2,282,235
Technology Services — 5.40%
Amdocs Ltd.	2,475	192,654
Cognizant Technology Solutions Corp. - Class A(b)	6,272	489,780
		682,434
TOTAL COMMON STOCKS
(Cost $8,477,267)		12,442,049

29	Annual Report | October 31, 2021

Schedule of Investments	Rock Oak Core Growth Fund
As of October 31, 2021

		Fair
	Shares	Value
SHORT-TERM INVESTMENTS — 21.98%
COLLATERAL FOR SECURITIES LOANED — 21.98%
Mount Vernon Liquid Assets Portfolio, LLC, 0.10%(c)	2,776,541	$2,776,541

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,776,541)		2,776,541

TOTAL INVESTMENTS — 120.48%
(Cost $11,253,808)		15,218,590

Liabilities in Excess of Other Assets — (20.48)%		(2,586,932)

NET ASSETS — 100.00%		$12,631,658

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $2,705,231.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	30

River Oak Discovery Fund	Schedule of Investments
As of October 31, 2021

		Fair
	Shares	Value
COMMON STOCKS — 93.72%
COMMUNICATIONS — 3.41%
Advertising & Marketing — 1.06%
QuinStreet, Inc.(a)	17,875	$250,250

Internet Media & Services — 2.35%
Eventbrite, Inc. - Class A(a)(b)	27,530	557,207

CONSUMER DISCRETIONARY — 15.47%
Consumer Services — 5.59%
Aaron’s Co., Inc. (The)(b)	3,000	70,170
Adtalem Global Education, Inc.(a)	19,770	730,106
American Public Education, Inc.(a)	21,012	525,090
		1,325,366
Home Construction — 7.01%
M/I Homes, Inc.(a)	14,386	823,742
Taylor Morrison Home Corp.(a)(b)	27,416	837,011
		1,660,753
Retail - Discretionary — 2.87%
Asbury Automotive Group, Inc.(a)	3,475	680,092

CONSUMER STAPLES — 2.56%
Household Products — 2.56%
Edgewell Personal Care Co.	17,322	606,097

FINANCIALS — 18.59%
Asset Management — 11.21%
AllianceBernstein Holding LP	21,518	1,213,400
Artisan Partners Asset Management, Inc. - Class A	16,381	811,515
Hamilton Lane, Inc. - Class A	6,050	632,285
		2,657,200
Banking — 2.13%
Dime Community Bancshares, Inc.(b)	14,171	505,621

Insurance — 3.74%
CNO Financial Group, Inc.	17,345	418,708
Selective Insurance Group, Inc.	5,960	467,085
		885,793

31	Annual Report | October 31, 2021

Schedule of Investments	River Oak Discovery Fund
As of October 31, 2021

		Fair
	Shares	Value
Specialty Finance — 1.51%
PROG Holdings, Inc.	8,850	$357,983

INDUSTRIALS — 15.17%
Commercial Support Services — 2.11%
Barrett Business Services, Inc.	6,101	500,282

Electrical Equipment — 3.10%
Advanced Energy Industries, Inc.	8,000	734,560

Industrial Support Services — 1.46%
Applied Industrial Technologies, Inc.	3,555	346,542

Machinery — 7.58%
Hollysys Automation Technologies Ltd.	48,430	966,178
Kadant, Inc.(b)	3,740	830,729
		1,796,907
Transportation Equipment — 0.92%
Meritor, Inc.(a)	9,000	219,060

TECHNOLOGY — 38.52%
Semiconductors — 18.40%
Cirrus Logic, Inc.(a)	11,397	920,992
Cohu, Inc.(a)	21,455	687,418
Diodes, Inc.(a)	6,870	660,138
Kulicke & Soffa Industries, Inc.(b)	19,620	1,118,340
Silicon Motion Technology Corp. - ADR	13,665	975,818
		4,362,706
Software — 13.60%
Calix, Inc.(a)	11,000	688,490
Cerence, Inc.(a)	4,000	420,520
Cognyte Software Ltd.(a)	22,970	457,333
Mandiant, Inc.(a)(b)	24,590	428,849
NextGen Healthcare, Inc.(a)	35,190	579,227
Verint Systems, Inc.(a)(b)	13,948	649,977
		3,224,396

1-888-462-5386 | www.oakfunds.com	32

River Oak Discovery Fund	Schedule of Investments
As of October 31, 2021

		Fair
	Shares	Value
Technology Services — 6.52%
CSG Systems International, Inc.	3,000	$150,150
LiveRamp Holdings, Inc.(a)	11,920	637,839
Perficient, Inc.(a)(b)	6,121	756,556
		1,544,545
TOTAL COMMON STOCKS
(Cost $15,644,482)		22,215,360

SHORT-TERM INVESTMENTS — 21.15%
COLLATERAL FOR SECURITIES LOANED — 21.15%
Mount Vernon Liquid Assets Portfolio, LLC, 0.10%(c)	5,013,641	5,013,641

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,013,641)		5,013,641

TOTAL INVESTMENTS — 114.87%
(Cost $20,658,123)		27,229,001

Liabilities in Excess of Other Assets — (14.87)%		(3,524,409)

NET ASSETS — 100.00%		$23,704,592

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $4,896,633.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

33	Annual Report | October 31, 2021

Schedule of Investments	Red Oak Technology Select Fund
As of October 31, 2021

		Fair
	Shares	Value
COMMON STOCKS — 99.96%
COMMUNICATIONS — 16.72%
Internet Media & Services — 16.72%
Alphabet, Inc. - Class A(a)	5,517	$16,335,396
Alphabet, Inc. - Class C(a)	17,636	52,297,971
Facebook, Inc. - Class A(a)	143,225	46,343,313
		114,976,680
CONSUMER DISCRETIONARY — 11.72%
E-Commerce Discretionary — 11.72%
Amazon.com, Inc.(a)	15,400	51,935,422
eBay, Inc.(b)	374,030	28,695,581
		80,631,003
REAL ESTATE — 2.31%
REIT — 2.31%
Digital Realty Trust, Inc.(b)	100,770	15,902,514

TECHNOLOGY — 69.21%
Semiconductors — 22.75%
Broadcom, Inc.	42,220	22,447,107
Intel Corp.	557,915	27,337,835
KLA Corp.	105,309	39,254,983
NXP Semiconductors NV	113,550	22,807,653
QUALCOMM, Inc.	153,200	20,381,728
Skyworks Solutions, Inc.	145,135	24,256,413
		156,485,719
Software — 24.07%
Akamai Technologies, Inc.(a)(b)	136,780	14,424,819
Check Point Software Technologies Ltd.	74,700	8,934,120
Citrix Systems, Inc.	99,280	9,404,794
Microsoft Corp.	131,203	43,509,539
Oracle Corp.	332,371	31,887,674
Synopsys, Inc.(a)	99,295	33,083,108
VMware, Inc. - Class A(a)(b)	160,470	24,343,299
		165,587,353

1-888-462-5386 | www.oakfunds.com	34

Red Oak Technology Select Fund	Schedule of Investments
As of October 31, 2021

		Fair
	Shares	Value
Technology Hardware — 13.97%
Apple, Inc.	312,286	$46,780,443
Cisco Systems, Inc.	609,245	34,099,442
NetApp, Inc.	170,690	15,242,617
		96,122,502
Technology Services — 8.42%
Accenture PLC - Class A	47,580	17,071,228
Cognizant Technology Solutions Corp. - Class A	135,000	10,542,150
Global Payments, Inc.	93,157	13,320,520
Visa, Inc. - Class A(b)	80,000	16,941,600
		57,875,498
TOTAL COMMON STOCKS
(Cost $269,358,130)		687,581,269

SHORT-TERM INVESTMENTS — 14.49%
COLLATERAL FOR SECURITIES LOANED — 14.49%
Mount Vernon Liquid Assets Portfolio, LLC, 0.10%(c)	99,711,312	99,711,312

TOTAL SHORT-TERM INVESTMENTS
(Cost $99,711,312)		99,711,312

TOTAL INVESTMENTS — 114.45%
(Cost $369,069,442)		787,292,581

Liabilities in Excess of Other Assets — (14.45)%		(99,373,647)

NET ASSETS — 100.00%		$687,918,934

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $99,146,116.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

The accompanying notes are an integral part of the financial statements.

35	Annual Report | October 31, 2021

Schedule of Investments	Black Oak Emerging Technology Fund
As of October 31, 2021

		Fair
	Shares	Value
COMMON STOCKS — 99.10%
COMMUNICATIONS — 5.43%
Internet Media & Services — 5.43%
Facebook, Inc. - Class A(a)	5,525	$1,787,724
Tencent Holdings Ltd. - ADR(b)	32,245	1,960,174
		3,747,898
CONSUMER DISCRETIONARY — 6.08%
Automotive — 3.13%
Tesla, Inc.(a)	1,939	2,160,046

Leisure Facilities & Services — 2.95%
DraftKings, Inc. - Class A(a)(b)	43,740	2,037,847

ENERGY — 5.16%
Renewable Energy — 5.16%
SolarEdge Technologies, Inc.(a)(b)	10,055	3,566,307

HEALTH CARE — 2.78%
Medical Equipment & Devices — 2.78%
Illumina, Inc.(a)	4,635	1,923,803

INDUSTRIALS — 7.81%
Electrical Equipment — 2.89%
Advanced Energy Industries, Inc.(b)	21,725	1,994,790

Industrial Support Services — 1.98%
Applied Industrial Technologies, Inc.	14,000	1,364,720

Machinery — 2.94%
Nordson Corp.	8,000	2,033,680

TECHNOLOGY — 71.84%
Information Technology — 3.19%
Paylocity Holdings Corp.(a)	7,220	2,203,111

Semiconductors — 31.11%
Ambarella, Inc.(a)	16,604	3,085,521
Cirrus Logic, Inc.(a)	33,492	2,706,489

1-888-462-5386 | www.oakfunds.com	36

Black Oak Emerging Technology Fund	Schedule of Investments
As of October 31, 2021

		Fair
	Shares	Value
Cohu, Inc.(a)(b)	59,077	$1,892,827
Diodes, Inc.(a)	25,770	2,476,239
KLA Corp.	7,590	2,829,248
Kulicke & Soffa Industries, Inc.(b)	49,645	2,829,765
Lam Research Corp.	2,785	1,569,543
QUALCOMM, Inc.	15,497	2,061,721
Silicon Motion Technology Corp. - ADR	28,651	2,045,968
		21,497,321
Software — 18.39%
Calix, Inc.(a)	11,424	715,028
Citrix Systems, Inc.	12,595	1,193,124
Cognyte Software Ltd.(a)	32,933	655,696
Concentrix Corp.	6,000	1,066,080
Fortinet, Inc.(a)	5,660	1,903,685
NextGen Healthcare, Inc.(a)	88,315	1,453,665
Palo Alto Networks, Inc.(a)(b)	4,125	2,099,996
Salesforce.com, Inc.(a)	7,480	2,241,681
Verint Systems, Inc.(a)(b)	29,477	1,373,628
		12,702,583
Technology Hardware — 9.12%
Apple, Inc.	20,120	3,013,976
F5 Networks, Inc.(a)(b)	7,705	1,626,911
SYNNEX Corp.	4,000	420,000
Ubiquiti Networks, Inc.	4,067	1,242,590
		6,303,477
Technology Services — 10.03%
Cognizant Technology Solutions Corp. - Class A(b)	9,600	749,664
CSG Systems International, Inc.	10,000	500,500
Jack Henry & Associates, Inc.(b)	8,120	1,351,818
PayPal Holdings, Inc.(a)	7,250	1,686,277
Perficient, Inc.(a)(b)	13,652	1,687,387
Science Applications International Corp.	10,665	957,504
		6,933,150

TOTAL COMMON STOCKS
(Cost $30,056,501)		68,468,733

37	Annual Report | October 31, 2021

Schedule of Investments	Black Oak Emerging Technology Fund
As of October 31, 2021

		Fair
	Shares	Value
SHORT-TERM INVESTMENTS — 23.67%
COLLATERAL FOR SECURITIES LOANED — 23.67%
Mount Vernon Liquid Assets Portfolio, LLC, 0.10%(c)	16,355,625	$16,355,625

TOTAL SHORT-TERM INVESTMENTS
(Cost $16,355,625)		16,355,625

TOTAL INVESTMENTS — 122.77%
(Cost $46,412,126)		84,824,358

Liabilities in Excess of Other Assets — (22.77)%		(15,730,773)

NET ASSETS — 100.00%		$69,093,585

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $15,955,123.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	38

Live Oak Health Sciences Fund	Schedule of Investments
As of October 31, 2021

		Fair
	Shares	Value
COMMON STOCKS — 99.48%
HEALTH CARE — 99.48%
Biotech — 20.27%
Amgen, Inc.(a)	10,240	$2,119,373
Biogen, Inc.(b)	5,306	1,415,004
Exelixis, Inc.(b)	66,265	1,425,360
Gilead Sciences, Inc.	15,390	998,503
Regeneron Pharmaceuticals, Inc.(b)	2,855	1,827,029
United Therapeutics Corp.(a) (b)	13,650	2,603,874
Vertex Pharmaceuticals, Inc.(b)	4,315	797,973
		11,187,116
Health Care Services — 9.75%
Charles River Laboratories International, Inc.(b)	5,673	2,545,362
Medpace Holdings, Inc.(b)	5,671	1,284,765
Quest Diagnostics, Inc.	10,545	1,547,795
		5,377,922
Health Care Supply Chain — 15.83%
AmerisourceBergen Corp.	14,440	1,761,969
Cardinal Health, Inc.	28,409	1,358,234
Cigna Corp.	12,487	2,667,348
McKesson Corp.	14,206	2,953,143
		8,740,694
Large Pharmaceuticals — 9.58%
GlaxoSmithKline PLC - ADR(a)	33,490	1,417,632
Johnson & Johnson	7,688	1,252,221
Merck & Co., Inc.(a)	18,800	1,655,340
Novartis AG - ADR	11,600	960,016
		5,285,209
Life Science & Diagnostics — 7.58%
Illumina, Inc.(b)	5,035	2,089,827
Thermo Fisher Scientific, Inc.	3,300	2,089,131
		4,178,958
Managed Care — 12.88%
Anthem, Inc.	5,415	2,356,229
Humana, Inc.	2,500	1,157,900
UnitedHealth Group, Inc.	7,800	3,591,666
		7,105,795

39	Annual Report | October 31, 2021

Schedule of Investments	Live Oak Health Sciences Fund
As of October 31, 2021

		Fair
	Shares	Value
Medical Devices — 10.18%
Medtronic PLC	18,746	$2,246,896
Stryker Corp.	7,060	1,878,454
Zimmer Biomet Holdings, Inc.	10,460	1,497,035
		5,622,385
Medical Equipment — 8.32%
Alcon, Inc.(a)	28,995	2,417,023
Intuitive Surgical, Inc.(b)	6,015	2,172,197
		4,589,220
Specialty & Generic Pharmaceuticals — 5.09%
Jazz Pharmaceuticals PLC(b)	12,140	1,615,106
Neurocrine Biosciences Inc.(b)	10,706	1,128,519
Organon & Co.	1,880	69,090
		2,812,715
TOTAL COMMON STOCKS
(Cost $34,690,372)		54,900,014

SHORT-TERM INVESTMENTS — 8.74%
COLLATERAL FOR SECURITIES LOANED — 8.74%
Mount Vernon Liquid Assets Portfolio, LLC, 0.10%(c)	4,822,984	4,822,984

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,822,984)		4,822,984

TOTAL INVESTMENTS — 108.22%
(Cost $39,513,356)		59,722,998

Liabilities in Excess of Other Assets — (8.22)%		(4,535,229)

NET ASSETS — 100.00%		$55,187,769

(a)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $4,760,312.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

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Statements of Assets & Liabilities
October 31, 2021

	White Oak Select	Pin Oak
	Growth Fund	Equity Fund
ASSETS
Investment securities at value (cost, $231,540,158, $131,194,828, $11,253,808, $20,658,123, $369,069,442, $46,412,126, and $39,513,356), including, $30,481,732, $31,358,203, $2,705,231, $4,896,633, $99,146,116, $15,955,123 and $4,760,312 of securities on loan	$487,305,267	$231,721,901
Cash	3,668,548	1,219,680
Receivable for fund shares sold	30,065	1,716
Receivable for investments sold	—	—
Dividends and interest receivable	91,512	63,062
Tax reclaims receivable	3,019	—
Prepaid expenses	49,208	26,240
Total Assets	491,147,619	233,032,599

LIABILITIES
Payable for fund shares redeemed	35,662	13
Payable for investments purchased	—	—
Payable for collateral upon return of securities loaned	31,139,913	31,383,275
Investment advisory fees payable	279,734	124,499
Administration fees payable	15,208	6,565
Transfer agent fees payable	6,168	3,223
Trustee fees payable	560	248
Other accrued expenses	122,188	70,990
Total Liabilities	31,599,433	31,588,813
NET ASSETS	$459,548,186	$201,443,786

Net Assets consist of:
Paid-in capital (unlimited authorization - no par value)	$180,241,178	$81,612,060
Accumulated earnings	279,307,008	119,831,726
Net Assets	$459,548,186	$201,443,786

Total shares outstanding at end of year	3,169,405	2,090,649

Net asset value, offering and redemption price per share (net assets/shares outstanding)	$145.00	$96.35

41	Annual Report | October 31, 2021

		Red Oak	Black Oak
Rock Oak Core	River Oak	Technology	Emerging	Live Oak Health
Growth Fund	Discovery Fund	Select Fund	Technology Fund	Sciences Fund

$15,218,590	$27,229,001	$787,292,581	$84,824,358	$59,722,998
778,892	1,510,088	1,359,767	2,208,537	1,816,927
450	3,050	51,775	41,691	1,375
—	—	—	4,297,424	1,364,036
1,501	935	46,153	1,500	—
—	—	—	—	7,330
14,686	11,547	80,419	19,311	15,072
16,014,119	28,754,621	788,830,695	91,392,821	62,927,738

—	—	488,745	22,343	—
579,053	—	—	5,845,361	2,851,689

2,776,541	5,013,641	99,711,312	16,355,625	4,822,984
6,684	15,405	424,856	41,515	33,482
410	825	23,194	2,392	1,814
1,396	1,417	5,183	2,844	1,885
7	31	992	99	64
18,370	18,710	257,479	29,057	28,051
3,382,461	5,050,029	100,911,761	22,299,236	7,739,969
$12,631,658	$23,704,592	$687,918,934	$69,093,585	$55,187,769

$8,151,377	$13,602,521	$204,516,912	$23,386,635	$31,868,052
4,480,281	10,102,071	483,402,022	45,706,950	23,319,717
$12,631,658	$23,704,592	$687,918,934	$69,093,585	$55,187,769
676,234	1,113,376	15,473,578	7,330,543	2,508,959

$18.68	$21.29	$44.46	$9.43	$22.00

The accompanying notes are an integral part of the financial statements.

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Statements of Operations
For the year ended October 31, 2021

	White Oak Select	Pin Oak
	Growth Fund	Equity Fund
INVESTMENT INCOME
Dividends	$5,037,617	$1,778,808
Securities lending income	10,414	8,579
Interest	264	214
Less: Foreign withholding tax	(161,503)	(4,763)
Total Investment Income	4,886,792	1,782,838

EXPENSES
Investment adviser	3,119,982	1,429,039
Administration	174,351	78,615
Sub transfer agent	122,324	64,874
Transfer agent	75,438	39,104
Trustee	62,178	28,130
Legal	50,014	22,677
Registration	24,256	24,864
Report printing	23,975	9,459
Insurance	19,381	8,343
Custodian	18,386	7,807
Audit	15,960	15,960
Miscellaneous	58,857	31,795
Total Expenses	3,765,102	1,760,667
Less: Investment advisory fees waived	—	—
Net Expenses	3,765,102	1,760,667
Net Investment Income (Loss)	1,121,690	22,171

Realized and Unrealized Gain on Investments
Net realized gain on investment securities transactions	23,023,697	20,810,196
Net change in unrealized appreciation of investment securities	108,185,545	44,243,177
Net Realized and Unrealized Gain on Investments	131,209,242	65,053,373
Net Increase in Net Assets from Operations	$132,330,932	$65,075,544

43	Annual Report | October 31, 2021

		Red Oak	Black Oak
Rock Oak Core	River Oak	Technology	Emerging	Live Oak Health
Growth Fund	Discovery Fund	Select Fund	Technology Fund	Sciences Fund

$132,757	$163,991	$6,123,094	$239,958	$621,316
1,524	2,043	167,387	8,616	2,895
27	43	538	121	55
(409)	(612)	(35,130)	(2,368)	(15,660)
133,899	165,465	6,255,889	246,327	608,606

91,435	167,463	4,880,013	455,698	383,487
5,123	9,026	270,643	25,917	21,456
2,052	1,375	345,996	13,947	11,507
16,111	16,266	63,064	34,113	22,106
1,983	3,418	96,462	9,534	7,834
1,409	3,090	71,702	8,120	5,889
22,246	23,597	30,060	22,824	25,204
3,218	4,153	32,037	6,404	4,492
557	765	33,522	2,574	2,517
930	1,872	24,756	3,325	2,955
15,960	15,960	15,960	15,960	15,960
12,222	13,468	64,280	24,071	17,479
173,246	260,453	5,928,495	622,487	520,886
(18,951)	(1,293)	—	—	—
154,295	259,160	5,928,495	622,487	520,886
(20,396)	(93,695)	327,394	(376,160)	87,720

560,363	3,712,992	71,876,103	8,014,373	3,719,645

2,423,772	5,207,191	127,731,132	17,071,955	9,354,400

2,984,135	8,920,183	199,607,235	25,086,328	13,074,045
$2,963,739	$8,826,488	$199,934,629	$24,710,168	$13,161,765

The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets

	White Oak Select
	Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31,	October 31,
	2021	2020
INVESTMENT ACTIVITIES
Net investment income (loss)	$1,121,690	$2,504,899
Net realized gain on investment securities transactions	23,023,697	9,346,902
Net change in unrealized appreciation (depreciation) of investments securities	108,185,545	26,200,706
Net Increase (Decrease) in Net Assets Resulting from Operations	132,330,932	38,052,507

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(9,851,894)	(6,540,759)
Total Distributions	(9,851,894)	(6,540,759)

CAPITAL TRANSACTIONS
Proceeds from shares sold	10,800,437	11,810,650
Reinvestment of distributions	9,362,811	6,253,692
Amount paid for shares redeemed	(33,076,631)	(55,599,534)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(12,913,383)	(37,535,192)

Total Increase (Decrease) in Net Assets	109,565,655	(6,023,444)

NET ASSETS
Beginning of year	349,982,531	356,005,975
End of year	$459,548,186	$349,982,531

SHARE TRANSACTIONS
Shares sold	83,076	118,214
Shares issued in reinvestment of distributions	79,252	60,733
Shares redeemed	(257,305)	(555,131)
Net Increase (Decrease) in Shares Outstanding	(94,977)	(376,184)

45	Annual Report | October 31, 2021

Pin Oak		Rock Oak Core
Equity Fund		Growth Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,
2021	2020	2021	2020

$22,171	$1,714,148	$(20,396)	$20,655

20,810,196	8,768,143	560,363	1,828,766

44,243,177	(13,435,080)	2,423,772	(1,448,025)

65,075,544	(2,952,789)	2,963,739	401,396

(8,125,501)	(7,546,924)	(1,690,245)	(369,846)
(8,125,501)	(7,546,924)	(1,690,245)	(369,846)

6,124,511	11,743,734	494,765	203,391
7,571,016	7,126,191	1,520,187	331,685
(32,276,209)	(80,436,516)	(735,273)	(2,386,902)

(18,580,682)	(61,566,591)	1,279,679	(1,851,826)
38,369,361	(72,066,304)	2,553,173	(1,820,276)

163,074,425	235,140,729	10,078,485	11,898,761
$201,443,786	$163,074,425	$12,631,658	$10,078,485

71,014	171,243	27,103	12,068
96,348	95,359	89,317	18,803
(375,694)	(1,204,924)	(40,142)	(143,446)
(208,332)	(938,322)	76,278	(112,575)

The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets

	River Oak
	Discovery Fund
	For the	For the
	Year Ended	Year Ended
	October 31,	October 31,
	2021	2020
INVESTMENT ACTIVITIES
Net investment income (loss)	$(93,695)	$(33,154)
Net realized gain on investment securities transactions and foreign currency translations	3,712,992	2,601,564
Net change in unrealized appreciation (depreciation) of investments securities	5,207,191	(1,678,299)
Net Increase in Net Assets Resulting from Operations	8,826,488	890,111

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(2,560,738)	(499,422)
Total Distributions	(2,560,738)	(499,422)

CAPITAL TRANSACTIONS
Proceeds from shares sold	3,045,704	2,038,824
Reinvestment of distributions	1,755,146	328,169
Amount paid for shares redeemed	(1,862,724)	(774,773)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	2,938,126	1,592,220

Total Increase (Decrease) in Net Assets	9,203,876	1,982,909

NET ASSETS
Beginning of year	14,500,716	12,517,807
End of year	$23,704,592	$14,500,716

SHARE TRANSACTIONS
Shares sold	153,868	134,021
Shares issued in reinvestment of distributions	99,838	21,104
Shares redeemed	(98,175)	(55,990)
Net Increase (Decrease) in Shares Outstanding	155,531	99,135

47	Annual Report | October 31, 2021

Red Oak Technology		Black Oak Emerging
Select Fund		Technology Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,
2021	2020	2021	2020

$327,394	$2,459,079	$(376,160)	$(137,219)

71,876,103	32,667,314	8,014,373	3,732,335

127,731,132	48,769,663	17,071,955	6,523,676

199,934,629	83,896,056	24,710,168	10,118,792

(28,140,362)	(17,483,737)	(3,408,982)	(2,132,576)
(28,140,362)	(17,483,737)	(3,408,982)	(2,132,576)

56,168,290	108,000,225	5,089,302	5,029,860
26,817,801	16,780,845	2,967,151	1,917,928
(143,334,193)	(251,679,737)	(5,808,334)	(5,629,709)

(60,348,102)	(126,898,667)	2,248,119	1,318,079
111,446,165	(60,486,348)	23,549,305	9,304,295

576,472,769	636,959,117	45,544,280	36,239,985
$687,918,934	$576,472,769	$69,093,585	$45,544,280

1,384,040	3,491,610	605,680	861,284
712,103	536,815	383,353	338,259
(3,590,631)	(8,326,122)	(702,482)	(1,027,895)
(1,494,488)	(4,297,697)	286,551	171,648

The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets

	Live Oak
	Health Sciences Fund
	For the	For the
	Year Ended	Year Ended
	October 31,	October 31,
	2021	2020
INVESTMENT ACTIVITIES
Net investment income	$87,720	$401,897
Net realized gain on investment securities transactions and foreign currency translations	3,719,645	3,642,306
Net change in unrealized appreciation (depreciation) of investments securities	9,354,400	(3,516,639)
Net Increase in Net Assets Resulting from Operations	13,161,765	527,564

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(3,288,388)	(446,446)
Total Distributions	(3,288,388)	(446,446)

CAPITAL TRANSACTIONS
Proceeds from shares sold	2,207,269	1,566,604
Reinvestment of distributions	3,068,428	415,073
Amount paid for shares redeemed	(4,849,873)	(8,753,352)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	425,824	(6,771,675)

Total Increase (Decrease) in Net Assets	10,299,201	(6,690,557)

NET ASSETS
Beginning of year	44,888,568	51,579,125
End of year	$55,187,769	$44,888,568

SHARE TRANSACTIONS
Shares sold	105,470	84,239
Shares issued in reinvestment of distributions	163,041	21,462
Shares redeemed	(239,187)	(469,586)
Net Increase (Decrease) in Shares Outstanding	29,324	(363,885)

49	Annual Report | October 31, 2021

OAK ASSOCIATES FUNDS

This Page Intentionally Left Blank

Financial Highlights

For a share outstanding throughout each period

	Net Asset	Net	Realized and		Dividends
	Value	Investment	Unrealized		from Net
	Beginning of	Income	Gain (Loss)	Total from	Investment
	Year	(Loss)(a)	in Securities	Operations	Income
White Oak Select Growth Fund
For the year ended October 31, 2021	$107.21	0.35	40.49	40.84	(0.74)
For the year ended October 31, 2020	$97.79	0.74	10.53	11.27	(0.97)
For the year ended October 31, 2019	$89.55	0.94	8.47	9.41	(0.54)
For the year ended October 31, 2018	$82.36	0.58	7.18	7.76	(0.57)
For the year ended October 31, 2017	$67.44	0.65	15.00	15.65	(0.73)

Pin Oak Equity Fund
For the year ended October 31, 2021	$70.93	0.01	29.02	29.03	(0.60)
For the year ended October 31, 2020	$72.63	0.62	0.08 (d)	0.70	(0.91)
For the year ended October 31, 2019	$66.18	0.81	7.41	8.22	(0.62)
For the year ended October 31, 2018	$63.72	0.59	3.05	3.64	(0.37)
For the year ended October 31, 2017	$53.35	0.40	11.15	11.55	(0.36)

Rock Oak Core Growth Fund
For the year ended October 31, 2021	$16.80	(0.03)	4.75	4.72	(0.03)
For the year ended October 31, 2020	$16.70	0.03	0.63	0.66	(0.07)
For the year ended October 31, 2019	$17.02	0.05	(0.28)	(0.23)	— (c)
For the year ended October 31, 2018	$16.07	0.01	1.86	1.87	(0.01)
For the year ended October 31, 2017	$12.74	0.03	3.40	3.43	(0.10)

River Oak Discovery Fund
For the year ended October 31, 2021	$15.14	(0.09)	8.78	8.69	—
For the year ended October 31, 2020	$14.58	(0.04)	1.19	1.15	—
For the year ended October 31, 2019	$15.88	0.02	0.85	0.87	—
For the year ended October 31, 2018	$17.42	(0.08)	(0.54)	(0.62)	—
For the year ended October 31, 2017	$14.21	(0.10)	3.31	3.21	—

51	Annual Report | October 31, 2021

							Ratio of
							Expenses
							to Average
						Ratio of Net	Net Assets
						Investment	(Excluding
	Total	Net Asset		Net Assets,	Ratio of Net	Income	Waivers
Distributions	Dividends	Value,		End of	Expenses to	(Loss) to	and/or	Portfolio
from Capital	and	End of	Total	Year	Average Net	Average	Fees Paid	Turnover
Gains	Distributions	Year	Return(b)	(000)	Assets	Net Assets	Indirectly)	Rate
(2.31)	(3.05)	$145.00	38.74%	$459,548	0.89%	0.27%	0.89%	5%
(0.88)	(1.85)	$107.21	11.60%	$349,983	0.93%	0.73%	0.93%	13%
(0.63)	(1.17)	$97.79	10.66%	$356,006	0.95%	1.00%	0.95%	10%
— (c)	(0.57)	$89.55	9.46%	$318,037	0.93%	0.63%	0.93%	14%
—	(0.73)	$82.36	23.36%	$285,658	0.98%	0.86%	0.98%	13%

(3.01)	(3.61)	$96.35	42.09%	$201,444	0.91%	0.01%	0.91%	6%
(1.49)	(2.40)	$70.93	0.79%	$163,074	0.95%	0.89%	0.95%	15%
(1.15)	(1.77)	$72.63	12.83%	$235,141	0.96%	1.19%	0.96%	10%
(0.81)	(1.18)	$66.18	5.75%	$260,859	0.95%	0.87%	0.95%	12%
(0.82)	(1.18)	$63.72	21.86%	$222,085	0.98%	0.66%	0.98%	8%

(2.81)	(2.84)	$18.68	29.72%	$12,632	1.25%	(0.16)%	1.40%	14%
(0.49)	(0.56)	$16.80	3.78%	$10,078	1.25%	0.20%	1.57%	52%
(0.09)	(0.09)	$16.70	(1.34)%	$11,899	1.25%	0.29%	1.38%	16%
(0.91)	(0.92)	$17.02	12.15%	$20,365	1.25%	0.08%	1.32%	14%
—	(0.10)	$16.07	27.02%	$9,183	1.25%	0.20%	1.51%	31%

(2.54)	(2.54)	$21.29	60.96%	$23,705	1.22%	(0.44)%	1.23%	29%
(0.59)	(0.59)	$15.14	7.79%	$14,501	1.35%	(0.27)%	1.56%	48%
(2.17)	(2.17)	$14.58	6.99%	$12,518	1.35%	0.12%	1.60%	15%
(0.92)	(0.92)	$15.88	(3.82)%	$12,950	1.35%	(0.46)%	1.50%	43%
—	—	$17.42	22.59%	$14,427	1.35%	(0.63)%	1.41%	43%

(a)	Per share calculations were performed using average shares for the period.

(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

(c)	Less than $0.005 per share.

(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

For a share outstanding throughout each period

	Net Asset	Net	Realized and			Dividends
	Value	Investment	Unrealized			from Net
	Beginning of	Income	Gain (Loss)		Total from	Investment
	Year	(Loss)(a)	in Securities		Operations	Income
Red Oak Technology Select Fund
For the year ended October 31, 2021	$33.97	0.02	12.17		12.19	(0.12)
For the year ended October 31, 2020	$29.95	0.13	4.72		4.85	(0.17)
For the year ended October 31, 2019	$26.90	0.27	4.03		4.30	(0.22)
For the year ended October 31, 2018	$25.78	0.10	2.72		2.82	(0.10)
For the year ended October 31, 2017	$19.27	0.09	6.71		6.80	(0.08)

Black Oak Emerging Technology Fund
For the year ended October 31, 2021	$6.47	(0.05)	3.50		3.45	—
For the year ended October 31, 2020	$5.27	(0.02)	1.53		1.51	—
For the year ended October 31, 2019	$5.30	— (c)	0.48		0.48	—
For the year ended October 31, 2018	$5.28	(0.01)	0.42		0.41	—
For the year ended October 31, 2017	$4.53	(0.01)	0.94		0.93	— (c)

Live Oak Health Sciences Fund
For the year ended October 31, 2021	$18.10	0.03	5.22		5.25	(0.15)
For the year ended October 31, 2020	$18.14	0.15	(0.03	) (d)	0.12	(0.16)
For the year ended October 31, 2019	$20.21	0.15	0.26		0.41	(0.13)
For the year ended October 31, 2018	$19.98	0.13	1.35		1.48	(0.09)
For the year ended October 31, 2017	$17.93	0.10	2.33		2.43	(0.10)

53	Annual Report | October 31, 2021

							Ratio of
							Expenses
							to Average
						Ratio of Net	Net Assets
						Investment	(Excluding
	Total	Net Asset		Net Assets,	Ratio of Net	Income	Waivers
Distributions	Dividends	Value,		End of	Expenses to	(Loss) to	and/or	Portfolio
from Capital	and	End of	Total	Year	Average Net	Average	Fees Paid	Turnover
Gains	Distributions	Year	Return(b)	(000)	Assets	Net Assets	Indirectly)	Rate
(1.58)	(1.70)	$44.46	36.78%	$687,919	0.90%	0.05%	0.90%	6%
(0.66)	(0.83)	$33.97	16.44%	$576,473	0.94%	0.40%	0.94%	4%
(1.03)	(1.25)	$29.95	16.92%	$636,959	0.95%	0.94%	0.95%	10%
(1.60)	(1.70)	$26.90	11.56%	$544,203	0.94%	0.38%	0.94%	9%
(0.21)	(0.29)	$25.78	35.76%	$486,295	0.97%	0.38%	0.97%	16%

(0.49)	(0.49)	$9.43	54.92%	$69,094	1.01%	(0.61)%	1.01%	14%
(0.31)	(0.31)	$6.47	29.48%	$45,544	1.12%	(0.35)%	1.12%	22%
(0.51)	(0.51)	$5.27	10.36%	$36,240	1.18%	(0.01)%	1.18%	25%
(0.39)	(0.39)	$5.30	8.12%	$36,753	1.11%	(0.27)%	1.11%	19%
(0.18)	(0.18)	$5.28	21.16%	$37,267	1.17%	(0.22)%	1.17%	39%

(1.20)	(1.35)	$22.00	30.23%	$55,188	1.00%	0.17%	1.00%	17%
—	(0.16)	$18.10	0.62%	$44,889	1.03%	0.81%	1.03%	33%
(2.35)	(2.48)	$18.14	2.40%	$51,579	1.05%	0.87%	1.05%	23%
(1.16)	(1.25)	$20.21	7.68%	$65,717	1.01%	0.65%	1.01%	23%
(0.28)	(0.38)	$19.98	13.78%	$64,747	1.02%	0.50%	1.02%	14%

(a)	Per share calculations were performed using average shares for the period.

(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

(c)	Less than $0.005 per share.

(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

The accompanying notes are an integral part of the financial statements.

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Notes to Financial Statements
As of October 31, 2021

1. ORGANIZATION:

The Oak Associates Funds (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with seven diversified funds: White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund (collectively referred to as “Funds” and individually referred to as a “Fund”). The investment objective of each Fund is to seek long-term capital growth. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.” The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities in the financial statements and the reported amounts of income and expenses during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon the sale of the securities.

Security Valuation – Investments in equity securities, which are traded on a national exchange, are stated at the last quoted sales price if readily available for such equity securities on each business day. Investments in equity securities, which are reported on the NASDAQ national market system are valued at the official closing price; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value, in the absence of a current quoted bid price. Investments in repurchase agreements are generally valued at par each business day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”) as determined by those funds each business day.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees. The Board of Trustees has determined to delegate responsibility for pricing and fair valuation determinations for portfolio securities to Funds’ adviser, Oak Associates, Ltd. (“Oak” or the “Adviser”), subject to oversight of the Board of Trustees. Oak may, in turn and subject to its oversight, delegate pricing of securities for which market prices are readily available to the Funds’ administrator. All fair valuation determinations shall be made by Oak’s Fair Value Committee (the

55	Annual Report | October 31, 2021

Notes to Financial Statements
As of October 31, 2021

“Committee”), in accordance with policies and procedures established by the Board of Trustees and subject to oversight of the Board. Oak and the administrator have established and maintain policies and procedures reasonably designed to ensure that their pricing and valuation policies and procedures conform to the requirements of the Funds’ Fair Value Procedures. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de–listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value; or trading of the security is subject to local government–imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Security Transactions and Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Expenses – Expenses that are directly related to one of the Funds are charged to that Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable allocation method.

Repurchase Agreements – The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if the counter-party enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Master Agreements and Netting Arrangements – Certain Funds may participate in various repurchase agreements, such as, but not limited to Master Repurchase Agreements, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and provisions for events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total market value exposure would be offset against collateral exchanged to date, which would result in a net

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Notes to Financial Statements
As of October 31, 2021

receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty to terminate a transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by requiring collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash, U.S. Treasury or U.S. Government agency securities, but may include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk.

Securities Lending – The Trust has entered into a Securities Lending Agreement (“SLA”) with U.S. Bank National Association (the “Agent”). Under the terms of the SLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and letters of credit. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Mount Vernon”), as noted in each lending Fund’s respective Schedule of Investments. Mount Vernon seeks to maximize current income to the extent consistent with the preservation of capital and liquidity; and to maintain a stable NAV of $1.00. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The contractual maturity of repurchase agreements are on an overnight and continuous basis. Cash and cash equivalent collateral on securities lending transactions are on an overnight and continuous basis.

The following is a summary of each Funds’ securities lending agreements and related cash and non-cash collateral received as of October 31, 2021:

	Market Value of	Cash Collateral
	Securities on Loan	Received
White Oak Select Growth Fund	$30,481,732	$31,139,913
Pin Oak Equity Fund	31,358,203	31,383,275
Rock Oak Core Growth Fund	2,705,231	2,776,541
River Oak Discovery Fund	4,896,633	5,013,641
Red Oak Technology Select Fund	99,146,116	99,711,312
Black Oak Emerging Technology Fund	15,955,123	16,355,625
Live Oak Health Sciences Fund	4,760,312	4,822,984
	$189,303,350	$191,203,291

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid to shareholders on an annual basis, as applicable. Net realized capital gains on sales of securities, if any, are distributed to shareholders at least annually. Distributions

57	Annual Report | October 31, 2021

Notes to Financial Statements
As of October 31, 2021

to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either accumulated earnings, or from paid-in capital, depending upon the type of book/tax differences that may exist.

3. FAIR VALUE MEASUREMENTS:

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Inputs may be observable and unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

The three-tier hierarchy is summarized as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date, including but not limited to:

Equity Securities – investments for which market quotations are readily available that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end registered investment companies which are valued at their closing NAV.

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities inactive markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability, including but not limited to:

Repurchase Agreements – investments in overnight tri-party repurchase agreements which are valued at par.

All Securities – quoted prices for similar securities, including matrix pricing; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, prices using other observable correlated market inputs.

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset and liability at the measurement date, including but not limited to:

All Securities – modeling or manual pricing based on the Adviser’s own assumptions in determining fair value of investments; or, the significant use of other unobservable or very stale inputs within fair valuation.

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Notes to Financial Statements
As of October 31, 2021

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2021:

	Level 1	Level 2	Level 3	Total
WHITE OAK SELECT GROWTH FUND
Common Stocks	$456,165,354	$—	$—	$456,165,354
Short Term Investments
Collateral for Securities Loaned*	—	—	—	31,139,913
Total	$456,165,354	$—	$—	$487,305,267

	Level 1	Level 2	Level 3	Total
PIN OAK EQUITY FUND
Common Stocks	$200,338,626	$—	$—	$200,338,626
Short Term Investments
Collateral for Securities Loaned*	—	—	—	31,383,275
Total	$200,338,626	$—	$—	$231,721,901

	Level 1	Level 2	Level 3	Total
ROCK OAK CORE GROWTH FUND
Common Stocks	$12,442,049	$—	$—	$12,442,049
Short Term Investments
Collateral for Securities Loaned*	—	—	—	2,776,541
Total	$12,442,049	$—	$—	$15,218,590

	Level 1	Level 2	Level 3	Total
RIVER OAK DISCOVERY FUND
Common Stocks	$22,215,360	$—	$—	$22,215,360
Short Term Investments
Collateral for Securities Loaned*	—	—	—	5,013,641
Total	$22,215,360	$—	$—	$27,229,001

	Level 1	Level 2	Level 3	Total
RED OAK TECHNOLOGY SELECT FUND
Common Stocks	$687,581,269	$—	$—	$687,581,269
Short Term Investments
Collateral for Securities Loaned*	—	—	—	99,711,312
Total	$687,581,269	$—	$—	$787,292,581

59	Annual Report | October 31, 2021

Notes to Financial Statements
As of October 31, 2021

	Level 1	Level 2	Level 3	Total
BLACK OAK EMERGING TECHNOLOGY FUND
Common Stocks	$68,468,733	$—	$—	$68,468,733
Short Term Investments
Collateral for Securities Loaned*	—	—	—	16,355,625
Total	$68,468,733	$—	$—	$84,824,358

	Level 1	Level 2	Level 3	Total
LIVE OAK HEALTH SCIENCES FUND
Common Stocks	$54,900,014	$—	$—	$54,900,014
Short Term Investments
Collateral for Securities Loaned*	—	—	—	4,822,984
Total	$54,900,014	$—	$—	$59,722,998

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets & Liabilities.

The above tables are presented by levels of disaggregation for each asset class. For detailed descriptions of the underlying industries, see the accompanying Schedules of Investments. There were no Level 3 securities held during the period.

4. FEES AND OTHER RELATED PARTY TRANSACTIONS:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.74% of the average daily net assets of each Fund, except for the River Oak Discovery Fund for which the Adviser receives 0.79% of the average daily net assets of the Fund. Prior to November 1, 2020, the Adviser received a fee of 0.90% for the River Oak Discovery Fund. The Adviser has contractually agreed through February 28, 2022 to waive all or a portion of its fees (and to reimburse the Funds’ expenses if necessary) in order to limit Fund total operating expenses to not more than 1.25% of the average daily net assets of the White Oak Select Growth Fund, Pin Oak Equity Fund, River Oak Discovery Fund, and Rock Oak Core Growth Fund and 1.35% of the average daily net assets of the Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund. Prior to November 1, 2020, the expense cap for the River Oak Discovery Fund was 1.35% of average daily net assets.

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Notes to Financial Statements
As of October 31, 2021

The following table lists the contractual advisory fees and fee waivers that were in effect during the fiscal year ended October 31, 2021:

Advisory Fees as a Percentage of Average Net Assets
			Net
Fund	Annual Rate	Fee Waiver	Annual Rate
White Oak Select Growth Fund	0.74%		0.74%
Pin Oak Equity Fund	0.74%		0.74%
Rock Oak Core Growth Fund	0.74%	(0.15)%	0.59%
River Oak Discovery Fund	0.79%	(0.01)%	0.78%
Red Oak Technology Select Fund	0.74%		0.74%
Black Oak Emerging Technology Fund	0.74%		0.74%
Live Oak Health Sciences Fund	0.74%		0.74%

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Funds with administration, fund accounting and transfer agency services, including all regulatory reporting. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers and trustees of the Trust are also officers of the Adviser, Ultimus and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers or trustees to the Trust.

5. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short–term investments, for the fiscal year ended October 31, 2021 were as follows:

Fund	Purchases	Sales
White Oak Select Growth Fund	$20,990,811	$44,590,410
Pin Oak Equity Fund	10,556,953	36,517,756
Rock Oak Core Growth Fund	1,669,316	1,973,077
River Oak Discovery Fund	5,818,602	6,721,173
Red Oak Technology Select Fund	40,128,130	126,684,170
Black Oak Emerging Technology Fund	8,561,724	10,383,067
Live Oak Health Sciences Fund	8,727,776	11,327,750

61	Annual Report | October 31, 2021

Notes to Financial Statements
As of October 31, 2021

6. FEDERAL INCOME TAXES AND TAX BASIS INFORMATION:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds has qualified and intends to continue to qualify as a separate “regulated investment company” under Sub–chapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of dividends from net investment income or distributions from net realized gains made during the year, and the timing may differ from the year that the income or realized gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. These differences are primarily due to differences in the treatment of non-deductible partnership expenses and certain other investments, and deemed distributions for tax purposes.

Accordingly, the following permanent differences have been reclassified to/from the following accounts:

	Accumulated
Fund	Earnings	Paid-in Capital
White Oak Select Growth Fund	$(747,102)	$747,102
Pin Oak Equity Fund	(1,625,476)	1,625,476
Rock Oak Core Growth Fund	(35,313)	35,313
River Oak Discovery Fund	(63,457)	63,457
Red Oak Technology Select Fund	(6,852,413)	6,852,413
Black Oak Emerging Technology Fund	(197,036)	197,036
Live Oak Health Sciences Fund	(144,638)	144,638

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2021 was as follows:

	Ordinary	Long-Term
Fund	Income	Capital Gain	Total
White Oak Select Growth Fund	$2,390,803	$7,461,091	$9,851,894
Pin Oak Equity Fund	1,358,322	6,767,179	8,125,501
Rock Oak Core Growth Fund	21,702	1,668,543	1,690,245
River Oak Discovery Fund	—	2,560,738	2,560,738
Red Oak Technology Select Fund	1,942,620	26,197,742	28,140,362
Black Oak Emerging Technology Fund	—	3,408,982	3,408,982
Live Oak Health Sciences Fund	357,714	2,930,674	3,288,388

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Notes to Financial Statements
As of October 31, 2021

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2020 was as follows:

	Ordinary	Long-Term
Fund	Income	Capital Gain	Total
White Oak Select Growth Fund	$3,415,633	$3,125,126	$6,540,759
Pin Oak Equity Fund	2,857,537	4,689,387	7,546,924
Rock Oak Core Growth Fund	47,283	322,563	369,846
River Oak Discovery Fund	—	499,422	499,422
Red Oak Technology Select Fund	3,512,413	13,971,324	17,483,737
Black Oak Emerging Technology Fund	—	2,132,576	2,132,576
Live Oak Health Sciences Fund	446,446	—	446,446

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed			Cumulative
	Net	Accumulated	Unrealized	Effect of
	Investment	Capital	Appreciation/	Timing
Fund	Income	Gain (Loss)	(Depreciation)	Differences	Total
White Oak Select Growth Fund	$1,585,212	$21,989,449	$255,732,347	$—	$279,307,008
Pin Oak Equity Fund	171,493	19,182,694	100,477,539	—	119,831,726
Rock Oak Core Growth Fund	—	525,490	3,961,058	(6,267)	4,480,281
River Oak Discovery Fund	418,100	3,033,440	6,650,531	—	10,102,071
Red Oak Technology Select Fund	489,320	64,730,389	418,182,313	—	483,402,022
Black Oak Emerging Technology Fund	584,844	6,739,488	38,382,618	—	45,706,950
Live Oak Health Sciences Fund	636,575	2,980,673	19,702,469	—	23,319,717

63	Annual Report | October 31, 2021

Notes to Financial Statements
As of October 31, 2021

As of October 31, 2021, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales and partnership basis adjustments.

The Rock Oak Core Growth Fund elected to defer to the year ending October 31, 2022, late year ordinary losses in the amount of $6,267.

At October 31, 2021, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds is as follows:

	Federal	Gross	Gross	Net
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
White Oak Select Growth Fund	$231,572,920	$255,803,922	$(71,575)	$255,732,347
Pin Oak Equity Fund	131,244,362	101,017,732	(540,193)	100,477,539
Rock Oak Core Growth Fund	11,257,532	4,124,646	(163,588)	3,961,058
River Oak Discovery Fund	20,578,470	7,086,661	(436,130)	6,650,531
Red Oak Technology Select Fund	369,110,268	418,979,903	(797,590)	418,182,313
Black Oak Emerging Technology Fund	46,441,740	38,490,021	(107,403)	38,382,618
Live Oak Health Sciences Fund	40,020,529	20,422,092	(719,623)	19,702,469

Management evaluates the Funds’ tax positions to determine if the taken tax positions meet the minimum recognition threshold by measuring and recognizing tax liabilities in the Financial Statements. The threshold is established by accounting for uncertainties in income tax positions, taken or expected. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of and for the fiscal year ended October 31, 2021, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years (current and prior three tax years) for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATION OF CREDIT RISK AND OWNERSHIP:

The Red Oak Technology Select Fund and the Black Oak Emerging Technology Fund invest a substantial portion of their assets in securities in the information technology sector. The Live Oak Health Sciences Fund invests a substantial portion of its assets in securities in the

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Notes to Financial Statements
As of October 31, 2021

health care, medicine and life sciences industries. Therefore, each of these Funds may be more affected by economic developments in those sectors than a general equity fund would be.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however based on experience, the risk of loss from such claims is considered remote.

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of October 31, 2021, the Vanita B. Oelschlager Trust owned 31.11% of the Rock Oak Core Growth Fund and the James D. Oelschlager Trust owned 35.77% of the River Oak Discovery Fund.

8. TRUSTEE AND OFFICERS FEES:

As of October 31, 2021, there were five Trustees, four of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee receives a retainer at an annual rate of $30,000 per year. Each Independent Trustee is also paid a fee of $3,500 for each meeting of the Board of Trustees attended or participated in person, and/or is also paid $1,000 per attendance at each telephonic board meeting, as applicable. Each Independent Trustee is paid $4,000 per telephonic or in-person meeting at which they receive and review preliminary materials provided in connection with the annual continuation of the advisory agreement in accordance with Section 15(c) of the 1940 Act. The chairperson of the Audit Committee receives an additional retainer of $1,000 per calendar quarter during which an Audit Committee Meeting is held and the Lead Independent Trustee receives an additional retainer of $3,500 per calendar quarter.

The Independent Trustees who do not serve as chairpersons of the applicable Board committee are not paid an additional fee from the Trust for attendance at and/or participation in such meetings of the various committees of the Board. The Independent Trustees are also reimbursed for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust, although they may be reimbursed for meeting-related expenses.

9. INDEMNIFICATIONS:

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

65	Annual Report | October 31, 2021

Notes to Financial Statements
As of October 31, 2021

10. SUBSEQUENT EVENTS:

Management has evaluated events or transactions from October 31, 2021, through the date these financial statements were issued, that would merit recognition or disclosure in the financial statements. There were no other subsequent events to report that would have material impact in the Funds’ financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Oak Associates Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Oak Associates Funds comprising White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund (the “Funds”) as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 22, 2021

67	Annual Report | October 31, 2021

Additional Information
As of October 31, 2021 (Unaudited)

1. UNAUDITED TAX INFORMATION:

The White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designate 100%, 100%, 100%, 0%, 100%, 0%, 85.58%, respectively, of the income dividends distributed between January 1, 2020 and December 31, 2020, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designate 100%, 92.04%, 100%, 0%, 100%, 0%, 82.07%, respectively, of the ordinary income dividends distributed between January 1, 2020 and December 31, 2020, as qualifying for the corporate dividends received deduction.

In early 2021, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2020 via Form 1099. The Fund will notify shareholders in early 2022 of amounts paid to them by the Fund, if any, during the calendar year 2021.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designated $8,208,193, $8,392,655, $1,701,273, $2,628,946, $33,050,154, $3,606,018, $3,075,312 as long-term capital gain dividends, respectively.

2. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Funds at 1-888-462-5386; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

3. QUARTERLY PORTFOLIO HOLDINGS

The Funds file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Funds’ website at https://www.oakfunds.com/.

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Additional Information
As of October 31, 2021 (Unaudited)

TRUSTEES OF THE TRUST

Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)(2)	Number of Portfolios in Fund Complex Overseen by Board Member(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Board Member(4)
J. John Canon (86)	Trustee	20	7	Retired. Member of Board, Proconex (process control equipment), 1985 – 2007; President and Chairman of the Board, Synergistic Partners, Inc. (technology for information management), 1975 – 1999.	None

Pauline F.Ramig (81)	Trustee	13	7	Financial Planning Practitioner, Ramig Financial Planning since 1991.	None
Michael R. Shade (73)	Trustee	13	7	Attorney at Law; Partner, Shade & Shade since December, 1979.	None
David J. Gruber (58)	Trustee	3	7	Director of Risk Advisory Services, Holbrook & Manter (CPA firm) 2016 to present; President, DJG Financial Consulting, 2007 to 2016.	Trustee for Asset Management Fund (4 Funds); Monteagle Funds (6 Funds); and Cross Shore Discovery Fund 1 Fund)

69	Annual Report | October 31, 2021

Additional Information
As of October 31, 2021 (Unaudited)

Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)(2)	Number of Portfolios in Fund Complex Overseen by Board Member(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Board Member(4)
INTERESTED TRUSTEE OF THE TRUST
James D. Oelschlager(5) (79)	Interested Trustee, Chairman	20	7	Co-CIO of Oak Associates, ltd. since 2019. Founder of Oak Associates, ltd. and Managing Member, President and CIO 1985-2019.	None
TRUSTEE EMERITUS OF THE TRUST
John G. Stimpson (79)	Trustee Emeritus	20	7	Retired since 1993. Board of Directors, Morgan Stanley Trust Company, 1988 – 1993; Director of International Equity Sales and Equity Sales Manager, Salomon Brothers (New York) from 1985 – 1993.	None

[1]	Each Trustee may be contacted in writing to the Trustee c/o Oak Associates Funds, 3875 Embassy Parkway, Suite 250, Akron, OH 44333. Each Officer may be contacted in writing to the Officer c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45426.

[2]	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[3]	The “Oak Associates Funds Complex” consists of all series of the Trust for which Oak Associates, ltd. serves as investment adviser. As of October 31, 2021, the Oak Associates Funds Complex consisted of 7 Funds.

[4]	Directorships of companies are required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

[5]	Mr. Oelschlager is considered an “interested” person of the Trust as that term is defined in the Investment Company Act of 1940. Mr. Oelschlager is interested by virtue of his controlling ownership interest in the Adviser.

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Additional Information
As of October 31, 2021 (Unaudited)

OFFICERS OF THE TRUST

Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)	Number of Portfolios in Fund Complex Overseen by Board Member	Principal Occupation(s) During Past Five Years	Other Directorships Held
Charles A. Kiraly(2) (51)	President/ Chief Executive Officer	7	N/A	Director of Mutual Fund Operations at Oak Associates, ltd. since July 2014; Vice President and Senior Fund Administrator at PNC Capital Advisors, LLC from August 2006 to June 2014.	N/A
Margaret L. Ballinger(2) (68)	Chief Compliance Officer	6	N/A	Chief Compliance Officer since February 2015. President since January 2020, Chief Compliance Officer since December 2014 and Chief Operating Officer since 1996 for Oak Associates, ltd. Co-founder of Oak Associates, ltd. in 1985.	N/A
Zachary P. Richmond (41)	Treasurer	3	N/A	Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC since February 2019.	N/A

71	Annual Report | October 31, 2021

Additional Information
As of October 31, 2021 (Unaudited)

Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)	Number of Portfolios in Fund Complex Overseen by Board Member	Principal Occupation(s) During Past Five Years	Other Directorships Held
Maggie Bull (55)	Secretary	4	N/A	Vice President, Senior Legal Counsel Ultimus Fund Solutions (“Ultimus”) since February 2020; Senior Attorney, Ultimus (June 2017 to January 2020); Chief Compliance Officer and Legal Counsel, Meeder Funds, Meeder Investment Management (2011 – 2016).	N/A

[1]	Each Officer may be contacted in writing to the Officer c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

[2]	Mr. Kiraly and Ms. Ballinger are considered to be “affiliates” of the Adviser by virtue of their employment by the Adviser.

For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-462-5386 or on the Funds’ website at www.oakfunds.com.

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Board Considerations in Approving the Renewal of the Advisory Agreement

As of October 31, 2021 (Unaudited)

The advisory agreement between the Trust and the Adviser for each Fund of the Trust (the “Advisory Agreement”) was approved for an initial two-year term, and may be continued from year to year thereafter as to a Fund so long as such continuance is approved at least annually, (i) by the vote of the Board of Trustees (the “Board” or “Trustees”) or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), of any party thereto (the “Independent Trustees”), cast at a meeting called for the purpose of voting on such approval.

At an in-person meeting held on August 11, 2021, the Trustees, including a majority of the Independent Trustees, unanimously approved the continuation of the Advisory Agreement with respect to each Fund for an additional one-year term, effective September 1, 2021.

In determining whether to approve the continuation of the Advisory Agreement, the Trustees considered a wide variety of information from the Adviser, including information provided by the Adviser in response to a request from counsel on behalf of the Trustees in accordance with Section 15(c) of the 1940 Act, as well as information received throughout the year, both in writing and during meetings, regarding the Funds, including Fund performance, expense ratios, portfolio composition and regulatory compliance (the “Adviser Materials”). Prior to the in-person Board meeting held on August 11, 2021, the Independent Trustees held a special meeting on July 26, 2021 via videoconference to discuss the Adviser Materials. Following the July 26, 2021 meeting, the Independent Trustees, with the assistance of their independent legal counsel, requested the Adviser to provide additional information to the Trustees at the August 11, 2021 meeting. In addition, the Independent Trustees discussed and considered the Adviser Materials and the renewal of the Advisory Agreement in an executive session of the Independent Trustees held during the August 11, 2021 in-person Board meeting, and received counsel from their independent legal counsel.

As part of the Board’s decision-making process, the Board considered the nature, extent, and quality of the services provided to each of the Funds by the Adviser. In this regard, the Board considered presentations by Trust officers and representatives of the Adviser. The Board noted that the Adviser has managed the Funds since their inception, and the Board believes that a long-term relationship with a capable, conscientious investment adviser is in the best interest of the Funds. The Board also considered that shareholders invest in a Fund specifically seeking the Adviser’s investment expertise and style. The Board also noted that when shareholders invest in a Fund, they know the advisory fee that is paid by the Fund. In this regard, the Board considered, in particular, that each Fund is managed in accordance with its investment objective and policies as disclosed to shareholders.

The Board also reviewed and considered the Adviser Materials. These presentations and the Adviser Materials contained information that assisted the Trustees in assessing the Adviser’s investment advisory services, its investment process and regulatory/compliance capabilities and record, as well as the Adviser’s investment philosophy, Fund performance records, and trade execution capabilities. The Board reviewed information regarding various services provided by the Adviser to the Funds, including the personnel performing such services. The Board also considered non-advisory services provided to the Funds, such as the services of Adviser employees as Trust officers and other personnel provided that are necessary for Fund operations. The Board particularly noted that the services of the Trust’s Chief Compliance Officer are provided to the Funds at no additional cost to the Funds. The Board also noted that Adviser employees serving as Trust officers oversee and manage the

73	Annual Report | October 31, 2021

Board Considerations in Approving the Renewal of the Advisory Agreement
As of October 31, 2021 (Unaudited)

other Fund service providers. Based on their review, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

The Trustees considered the investment performance of each Fund. The Trustees considered comparative performance information in the Adviser Materials from a third-party data aggregator for each Fund as compared to a peer group and peer universe selected by an independent third-party, FUSE Research Network LLC (“FUSE”) for the one-, three-, five-and ten-year periods or since inception through October 2020, and, for the 5-month period from November 1, 2020 through March 31, 2021. The Trustees also considered each Fund’s performance compared to its benchmark for all of the periods and years discussed above. The Trustees evaluated the performance of the Adviser’s separate accounts relative to the White Oak Select Growth Fund (“White Oak Fund”), River Oak Discovery Fund (“River Oak Fund”), Pin Oak Equity Fund (“Pin Oak Fund”) and Red Oak Technology Select Fund (“Red Oak Fund), and in the case of the Live Oak Health Sciences Fund (“Live Oak Fund”), to a similarly managed fund for which the Adviser serves as sub-adviser.

The Trustees reviewed the Adviser’s commentary and FUSE information regarding the performance data and the various factors contributing to each Fund’s short- and long-term performance. The Trustees took note of the various periods where each Fund outperformed, underperformed or performed in line with its respective peer group averages and benchmark. The Trustees noted that each of the Funds’ performance had exceeded their respective benchmarks averages for either or both of the one-year period ended October 2020 or 5-month period ended March 2021.

For each of the White Oak Fund, Rock Oak Core Growth Fund, River Oak Fund, the Trustees considered that the Fund outperformed its FUSE peer group median for each of the one-, three-, five- and ten-year periods. For each of Pin Oak Fund and Red Oak Fund, the Trustees considered that the Fund outperformed its FUSE peer group median for the 10-year period, but underperformed its peer group median over all other periods. For each of Black Oak Emerging Technology Fund and Live Oak Fund, the Trustees considered that the Fund underperformed its FUSE peer group median over all periods.

In the case of each Fund with performance that lagged a relevant peer group or benchmark for certain periods (but not necessarily all periods), the Trustees considered explanations provided by the Adviser regarding the various factors contributing to the relative underperformance of such Fund, including, among other things: (i) that the Adviser’s investment decisions, such as security selection and sector allocation, contributing to such underperformance were consistent with each Fund’s respective investment objective and policies and (ii) that shorter-term or longer-term performance, as applicable, was competitive when compared to the performance of relevant peer groups or benchmarks. Taking note of the Adviser’s discussion of (i) the various factors contributing to each Fund’s performance and (ii) its continuing commitment to each Fund’s current investment strategy, the Independent Trustees concluded that the investment performance of each Fund was sufficient.

The Trustees considered the advisory fees paid to the Adviser, by each Fund, the total expense ratios of each Fund, and the Adviser’s contractual commitment to waive its advisory fees and/or reimburse Fund expenses in order to maintain stated caps on Fund operating expenses. The Trustees reviewed presentations by Trust officers, including information about the reported fees and expenses of each Fund’s peer funds compiled by FUSE. The Trustees also received information from the Adviser regarding compensation arrangements for other accounts managed by the Adviser, and evaluated the explanations provided by

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Board Considerations in Approving the Renewal of the Advisory Agreement
As of October 31, 2021 (Unaudited)

the Adviser as to differences in fees charged to the Funds and such accounts. The Trustees noted that the Adviser waived a portion of its advisory fee with respect to each of the Rock Oak Fund and the River Oak Fund in order to maintain the stated cap on Fund operating expenses. The Independent Trustees further considered the Adviser’s profitability derived from its relationship with the Trust on a Fund-by-Fund basis, based on information reported by the Adviser, including information regarding the financial condition of the Adviser. The Independent Trustees concluded that each Fund’s advisory fee set forth in the Advisory Agreement, giving effect to the stated caps, was reasonable and did not result in an excessive profit to the Adviser in relation to the nature, extent and quality of services provided. The Independent Trustees also concluded that the overall expense ratio for each Fund is reasonable in comparison to the average expense ratio of funds in each Fund’s respective FUSE category, and in light of various factors, such as Fund size and quality of service.

The Trustees considered the information provided by the Adviser with respect to potential “fall out” benefits to the Adviser from its relationship with the Funds, such as benefits to the Adviser in receipt of research paid for with Fund commissions (i.e., soft dollars) and in attracting and retaining non-Fund advisory clients. The Trustees considered the information they were provided about the Adviser’s portfolio brokerage practices on behalf of the Funds, including its policies with respect to obtaining benefits from use of the Funds’ brokerage commissions to obtain research that also could be used for the Adviser’s other clients, and the Independent Trustees concluded that the Adviser’s portfolio brokerage practices appeared to be reasonably designed to achieve best execution on Fund trades.

The Trustees considered whether there were economies of scale in managing the Funds. The Trustees also considered the Adviser’s statement the Adviser is not experiencing meaningful economies of scale in connection with investment advisory services. In light of the relatively small size of the Funds and the Adviser’s commitment to waive its advisory fees and/or reimburse Fund expenses in order to maintain stated caps on the Funds’ operating expenses, the Trustees determined that such economies of scale were either not present or the current fee structure adequately shared any such economies with Fund shareholders.

In voting to approve the continuation of the Advisory Agreement, the Board considered all factors it deemed relevant, including the Adviser Materials. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the renewal of the Advisory Agreement would be in the best interests of each Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Advisory Agreement for each Fund.

75	Annual Report | October 31, 2021

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Oak Associates Funds

Privacy Policy

Oak Associates Funds recognizes and respects the privacy concerns of our shareholders. The Funds collect nonpublic personal information about you in the course of doing business and providing you with individualized service. “Nonpublic personal information” is personally identifiable financial information about you. We do not sell your personal information to anyone and we do not disclose it to anyone except as permitted or required by law or as described in this policy.

INFORMATION WE COLLECT

●	Information we receive from you on applications and other forms (such as your name, birth date, address and social security number);

●	Information about the transactions in your accounts;

●	Information about any bank account you use for transfers between your bank account and your Oak Associates accounts; and

●	Information we receive about you as a result of your inquiries by mail, email and telephone

INFORMATION WE SHARE

Oak Associates Funds only discloses your nonpublic personal information as required or permitted by law. The Funds may disclose this information:

●	So that we may complete transactions you authorize or request; and

●	So that we may provide you with information about Oak Associates Funds products and services; we may disclose information to companies that provide services to us, such as transfer agents or printers and mailers that prepare and distribute materials to you.

INFORMATION SECURITY

Within Oak Associates Funds, access to your information is restricted to the individuals who need to know the information to service your account. Each Fund conducts its business through its trustees, officers and third party service providers, pursuant to agreements with the Fund. The Fund and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your information. In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with nonaffiliated third parties by that entity.

TO PROTECT YOUR PRIVACY

We recommend that you do not provide your account information or Oak Associates Funds user name or password to anyone. If you become aware of any suspicious activity relating to your account, please contact us immediately at 1-888-462-5386.

QUESTIONS

Should you have any questions regarding the Funds’ Privacy Policy, please call
1-888-462-5386

OAK ASSOCIATES FUNDS

CONTACT US

By Mail

Oak Associates Funds

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

By Telephone 1-888-462-5386 Monday through Friday, 8:00 a.m. to 6:00 p.m. ET

On The Web www.oakfunds.com

Click on the My Oak Account section to take advantage of these features:

●	Trade Online

●	Access and Update Account Information

●	Go Paperless with eDelivery

●	View and download account history

●	Establish a systematic investment plan

The Trust files its complete schedule of portfolio holdings of each Fund monthly on Form N-PORT, with every third month made available to the public by the Commission sixty days after the end of the Funds’ fiscal quarter.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-462-5386; and (ii) on the Commission’s website at http://www.sec.gov.

This report has been prepared for Oak Associates Funds Shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Oak Associates Funds are distributed by Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Oak Funds-AR-21

(b)	Not applicable.

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is David Gruber, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2021: $84,000

Fiscal year ended 2020: $84,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2021: $0

Fiscal year ended 2020: $0

Fees for 2019 and 2018 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing.  Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2021: $21,000

Fiscal year ended 2020: $21,000

Fees for 2021 and 2020 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2021: $0

Fiscal year ended 2020: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Not Applicable.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by the applicable principal account for the two most recent fiscal years:

Fiscal year ended 2021: $0

Fiscal year ended 2020: $0

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Oak Associates Funds

By (Signature and Title)*  /s/ Charles A. Kiraly

Charles A. Kiraly, President

Date 12/29/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Charles A. Kiraly

Charles A. Kiraly, President and Principal Executive Officer

Date 12/29/2021

By (Signature and Title)*  /s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer and Principal Financial Officer

Date 12/29/2021